                                                                  [LOGO]
---------------------------------------------------------------- ECLIPSE ------
                                                                  FUNDS










                                                           ANNUAL REPORT
                                                       DECEMBER 31, 1997

                            MEMBER OF
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
 TABLE OF CONTENTS

Chairman's Letter............................................................................................          1

Review of Eclipse-Registered Trademark- Funds

    Ultra Short Term Income Fund.............................................................................          4

    Balanced Fund............................................................................................          6

    Growth and Income Fund...................................................................................          8

    Equity Fund..............................................................................................         10

Statements of Net Assets

    Ultra Short Term Income Fund.............................................................................         12

    Balanced Fund............................................................................................         14

    Growth and Income Fund...................................................................................         20

    Equity Fund..............................................................................................         23

Statements of Operations.....................................................................................         28

Statements of Changes in Net Assets..........................................................................         29

Notes to Financial Statements................................................................................         31

Selected Financial Information

    Ultra Short Term Income Fund.............................................................................         34

    Balanced Fund............................................................................................         35

    Growth and Income Fund...................................................................................         36

    Equity Fund..............................................................................................         37

Independent Auditor's Report.................................................................................         38

Trustees and Officers........................................................................................         39

Towneley Capital Management, Inc., Investment Manager........................................................         40

Glossary.....................................................................................................         41

-Registered Trademark- Eclipse is a registered service mark of Eclipse Funds.

 CHAIRMAN'S LETTER

Dear Fellow Shareholder:

In our report to you last year, we spoke about how extraordinary the investment returns of the past few years have been, with stock market indexes breaking records, enthusiasm rampant, and valuations ever more aggressive.

We can practically repeat that part of our discussion one year later. Nineteen ninety-seven has seen two additional thousand-point barriers broken as the Dow Jones Industrial Average passed the 7000 mark last February, and, after a decline, passed 8000 in the summer, closing the year at 7908.

The Dow Transportation and Dow Jones Utility Averages both posted new highs, as did the Standard & Poor's 500 Index which was 970 at year end.

However, memories of the "crash" of October, 1987 were revived as the US stock market dropped more than 500 points--over 7%--last October in response to severe declines in the Asian markets. For the last part of the year, the US market was affected by the volatility in Asia. This market concern over Asia continues as I write this report.

THE BOND MARKET IN PERSPECTIVE

Nineteen ninety-seven began with the perception that economic growth was accelerating and with fears of a Fed rate hike, which would have translated into lower bond prices. This became a reality in March when the Fed raised short-term interest rates a quarter of a percentage point. The yield on the 30-year Treasury bond jumped to 7.10% by the end of the first quarter. After signs of a slowing economy emerged, the market reversed itself in May, and by the end of June the yield on the 30-year Treasury bond had slipped to 6.78%. The third quarter of the year was marked by persistent economic optimism because of continued low inflation, low unemployment, high corporate profitability and good business conditions in general. The 30-year Treasury bond was 6.40% by the end of the third quarter. Although the 6% barrier was broken in December, uncertainty about Asian markets and their effect on our economy was the overriding theme during the last quarter.

THE STOCK MARKET IN PERSPECTIVE

The domestic equity market posted strong returns--over 20%--for the third consecutive year. These returns are unusual; the long term average returns for stocks has been between 10% and 12%. Investors are torn between expecting or, perhaps, wishing that these unusual returns will continue, and worrying that the financial markets are ready for a correction. Fear and greed are ever present.

We do not know if the stock market is in a bear market or if the early January decline was merely a "correction." We do know that the equity market is expensive relative to history in terms of traditional measures of dividend yield, price to book value, price to earnings and price to cash flow. The concept of something being overpriced implies a norm that allows one to determine when items are cheap and when they're expensive. The real question is, WHAT IS THE STANDARD OF VALUE? If we adjust some of these measures by the current low-inflation environment and very low interest rates, then it's not so obvious the market is expensive. Another complication in measuring market value is that the nature of earnings may be different today than it was in the past. An entire segment of the economy is difficult to measure--all those industries based on intellectual capital, such as information technology and entertainment.

________________________________________________________________________________

TECHNOLOGY Technological advances are a major positive force contributing to high returns in the financial markets. The decline in the cost of information processing has helped companies in all industries operate more efficiently. Using technology to "work smarter" has improved profitability. As a result, the technology sector of the equity market has generated some of the strongest market returns over the past few years.

RETIREMENT SAVINGS US financial markets have been positively affected by cash inflows from retirement funding and savings. Many workers now believe social security benefits alone may be insufficient for their retirement. As workers participate in available 401(k), 403(b), IRA and other retirement plans, they fuel stock purchases, which have been an important contributing factor to the bull market. There is no reason, however, why these investors couldn't switch to bonds or money market funds.

POWERFUL DEMOGRAPHIC TRENDS The post World War II baby boomers are educated, trained, and productive. They are now approaching their peak spending years, suggesting the possibility of a consumer-led US economy into the early part of the next century.

INTERNATIONAL POLITICAL AND ECONOMIC CHANGES There has also been a major change in the political environment that affects the investment environment. Since the end of the cold war every major world economy is becoming market oriented and competing globally. The number of international mergers, acquisitions, and joint ventures is increasing. Despite this globalization of markets, it remains unclear at this point to what degree the troubled Asian markets will effect the US economy and corporate profitability.

EQUITY INVESTING: TOWNELEY'S QUEST FOR GOOD AND CHEAP

Eclipse shareholders benefit from our search for undervalued quality stocks; that is, companies with strong or improving fundamental characteristics. We use a DISCIPLINED QUANTITATIVE APPROACH TO FUNDAMENTAL ANALYSIS.

Valuation, like beauty, is in the eye of the beholder. In our view, an undervalued company is one that is both good and cheap. But the stock market continually poses the following challenge:

  - Very good companies are rarely cheap, and

  - Very cheap companies are rarely good.

Moreover, it is difficult for a truly troubled company to become good, and it is always possible for an excellent company to stumble. Fortunately, stock prices fluctuate (presenting opportunities on the cheapness scale) and a company's financial performance can change greatly over different economic and industry cycles or as the result of better management practices (presenting opportunities on the goodness scale).

Towneley, the Eclipse Funds' manager, evaluates stocks by a combination of their relative goodness and cheapness. We analyze financial and operating data of several thousand companies on a weekly basis, seeking to uncover relatively cheap companies that are improving on the goodness scale.

We strive to purchase the most attractive of these stocks before the improvements show up on the company's bottom line, leading to a higher market value.

FIXED-INCOME INVESTMENTS

Towneley actively manages its fixed-income investments for the Balanced and Ultra Short Term Income Funds. All corporate securities are subjected to credit analysis. Additional information is obtained from the major bond rating agencies. In the Balanced Fund, market risk associated with a rise in interest rates is controlled by duration limits, including the selection of laddered maturities, with a minimum of judgment concerning the economic cycle. Selection

________________________________________________________________________________
2
of securities for both funds is affected by the availability of fixed income instruments in the marketplace that fit the strategy's investment parameters, as well as quality and sector interest rate spreads. Securities are purchased and sold to maintain credit quality, duration targets, and sector diversification.

ITEMS OF NOTE

We'd like to bring to your attention the following recent developments at
Towneley:

  - NO-FEE PROGRAMS The Eclipse Funds have been chosen to be included in the no-transaction-fee programs of Charles Schwab, Fidelity, American Express, Jack White, and Waterhouse Securities.

  - NAME CHANGE Eclipse Financial Asset Trust changed its name to Eclipse Funds for simplification.

  - WEBSITES The Eclipse Funds are now on the internet. Information on the Eclipse Funds can be found at www.eclipsefund.com and through Towneley's website, www.towneley.com. We plan to update the information on these sites frequently and welcome your comments.

Towneley Capital Management, Inc., your Funds' investment manager, has over $1 billion in assets under management, of which over $400 million comprises investments in Eclipse. We thank you for your trust in us and will work to continue to merit it in the years to come.

Sincerely,

     [SIGNATURE]

Wesley G. McCain
Chairman

________________________________________________________________________________

 REVIEW OF ECLIPSE ULTRA SHORT TERM INCOME FUND

The Eclipse Ultra Short Term Income Fund had a total return of 6.2% for the year 1997, exceeding the 5.8% return for the Lipper Ultra Short Obligations Funds Average. For year-end 1997, the Fund was in the top third of its group on a total-return basis and in the top quartile on SEC standardized yield. We continue to invest in socially responsible securities while seeking a high level of current income, preserving capital and maintaining a relatively stable net asset value.

Bonds are selected for the portfolio based primarily on credit quality and duration.

At year end the Fund's duration was 0.94 years; the portfolio had an average quality rating of AA.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/97                               % OF PORTFOLIO
------------------------------------------------------------

Finance                                            19.7%
Federal Agencies                                   19.7
Utilities                                          15.3
Retail Trade                                       11.2
Consumer Non-Durables                              10.2

----------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1997

                                                                ANNUALIZED TOTAL RETURN(1)

                                                                 1 YEAR           3 YEARS          RISK(2)       RETURN/RISK
-----------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund(3,4)                            6.2%             6.5%             0.9%            7.2%
Lipper Ultra Short Obligations Funds Average(5)                      5.8              5.9              0.4            14.8
3 Month Treasury Bill                                                5.3              5.6              0.1           --
1 Year Treasury Bill                                                 6.1              6.6              0.6            11.0

---------------

       1)  With income reinvested.
       2)  Annualized standard deviation of monthly return.
       3)  The Fund's inception was 12/27/94; its annualized total return through 12/31/97 was 6.5%.
       4)  Net of management fee waived and after expense reimbursement by manager: 1.67%, 1.20%, and 1.22% of average net assets in
           1995, 1996, and 1997, respectively.
       5)  After all expenses.

--------------------------------------------------------------------------------

________________________________________________________________________________
4

                       GROWTH OF $10,000 SINCE INCEPTION
          ECLIPSE ULTRA SHORT TERM INCOME FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   Eclipse Ultra Short Term Income Fund With Income Reinvested

                                                                        Eclipse Ultra Short Term Income   1 Yr T-Bill
Dec-94                                                                                            10000         10000
Mar-95                                                                                            10200         10250
Jun-95                                                                                            10453         10473
Sep-95                                                                                            10556         10622
Dec-95                                                                                            10784         10809
Mar-96                                                                                            10890         10926
Jun-96                                                                                            11018         11069
Sep-96                                                                                            11191         11239
Dec-96                                                                                            11375         11421
Mar-97                                                                                            11501         11551
Jun-97                                                                                            11707         11763
Sep-97                                                                                            11903         11954
Dec-97                                                                                            12083         12118

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1997
--------------------------------------------------------------------------------

Income dividends                                                                                          $  0.6433
Short-term capital gain dividends                                                                            --
Long-term capital gain dividends                                                                             --
                                                                                                          ---------
Total 1997 dividends                                                                                      $  0.6433
                                                                                                          ---------
                                                                                                          ---------

--------------------------------------------------------------------------------

________________________________________________________________________________

 REVIEW OF ECLIPSE BALANCED FUND

Eclipse Balanced Fund finished the year with a total return of 23.4%. This surpassed the Lipper Balanced Fund Index's return of 20.1% for the same period. For 1997, the Fund was among the top 13% of all balanced funds on a total-return basis.

Finance and retail trade were the largest industry holdings for the year and both sectors contributed to the Fund's strong performance. The finance sector, which includes banks, savings and loan, investment brokers and insurance stocks, turned in a strong stock market performance because of low interest rates leading to strong consumer demand. Robust consumer demand also aided retail stocks as low interest rates buoyed consumer confidence and spending. We took some profits in several utility and energy minerals stocks, reducing our exposure in these industries.

With interest rates low and corporate profits high, bond investments were out of favor most of the year. Despite relatively low and stable inflation, the bond market showed some volatility. Intermediate bonds had a total return of 7.9% for the year; the fixed income portion of Eclipse Balanced Fund performed slightly better at 8.2%. We are maintaining our discipline of investing 40% of the portfolio in intermediate-term investment grade bonds. At year-end the duration of the bond portfolio was 3.9 years with an A quality rating.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/97                                  % OF ENTIRE
                                                                       PORTFOLIO
------------------------------------------------------------

Finance                                            25.0%
Retail Trade                                       15.2
Federal Agencies and U.S. Treasury                 10.5
Consumer Non-Durables                              10.3
Utilities                                           6.3

----------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1997

                                                                   ANNUALIZED TOTAL RETURN(1)

                                                          1 YEAR     3 YEARS     5 YEARS    INCEPTION(2)   RISK(2,3)
---------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund(4,5)                                   23.4%       19.7%       14.9%        13.0%          7.0%
Lipper Balanced Fund Index(4)                                20.1        19.2        13.2         12.7           7.8
Merrill Lynch Corporate & Govt 1-9.99 Years Bond Index        7.9         9.0         6.7          8.5           3.3
Standard & Poor's 500 Index                                  33.4        31.2        20.3         17.3          12.2
3 Month Treasury Bill                                         5.3         5.6         4.8          5.6           0.5


                                                          RETURN/RISK
---------------------------------------------------------------------------------------
Eclipse Balanced Fund(4,5)                                      1.9%
Lipper Balanced Fund Index(4)                                   1.6
Merrill Lynch Corporate & Govt 1-9.99 Years Bond Index          2.6
Standard & Poor's 500 Index                                     1.4
3 Month Treasury Bill                                         --

---------------

       1)  With income reinvested.
       2)  May 1, 1989 to December 31, 1997.
       3)  Annualized standard deviation of monthly return.
       4)  After all expenses.
       5)  Net of management fee waived equivalent to 0.8% of average net assets from 1989 through 1992, 0.5%, 0.4%, 0.3%, 0.2%, and
           0.2% from 1993 through 1997 respectively. Returns are also net of reimbursed expenses equivalent to 0.84% of average net assets in 1989 and 0.05% of average net assets in 1990.

--------------------------------------------------------------------------------

________________________________________________________________________________
6

                       GROWTH OF $10,000 SINCE INCEPTION
                  ECLIPSE BALANCED FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Eclipse Balanced Fund      Lipper Balanced Index     S&P 500
Apr-89                         10000                      10000       10000
Dec-89                         10445                      11139       11690
Dec-90                         10596                      11211       11327
Dec-91                         12812                      14107       14778
Dec-92                         14353                      15159       15904
Dec-93                         16803                      16971       17507
Dec-94                         16807                      16624       17738
Dec-95                         20673                      20760       24403
Dec-96                         23344                      23461       30006
Dec-97                         28803                      28166       40017

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

In the chart above, we have replaced the Merrill Lynch Corporate & Government 1-9.99 Year Bond Index with the Lipper Balanced Fund Index because the Lipper Index is a more representative return/risk investment alternative. Both Lipper Balanced Fund Index and Eclipse Balanced Fund returns are shown net of expenses and include transaction costs; in most cases indexes do not have expenses or transaction costs deducted from their returns. Based on an initial value of $10,000 on April 30, 1989, at the end of 1997 the Merrill Lynch Corporate & Government Index was $19,012, the Eclipse Balanced Fund's ending value was $28,803, and the Lipper Balanced Index was $28,166.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1997
--------------------------------------------------------------------------------

Income dividends                                                                                          $  0.6647
Short-term capital gain dividends                                                                            --
Long-term capital gain dividends                                                                             2.9852
                                                                                                          ---------
Total 1997 dividends                                                                                      $  3.6499
                                                                                                          ---------
                                                                                                          ---------

--------------------------------------------------------------------------------

________________________________________________________________________________

 REVIEW OF ECLIPSE GROWTH AND INCOME FUND

Eclipse Growth and Income Fund was up 32.5% this year and up 27.1% on an annual compounded basis since its inception at the end of 1994. The Fund outperformed the Lipper Growth & Income Fund Index by a significant margin in 1997 with less risk.

In 1997 large-capitalization stocks were stronger performers than were small-capitalization stocks, as represented by the Russell 1000 and 2000 Indexes. Based on monthly returns, the large-capitalization sector outperformed the small-capitalization sector 75% of the time. We believe there are still good buys in both the large-and small-capitalization sectors of the market.

INDUSTRY HOLDINGS

The finance and retail trade industries continued to be the largest Fund holdings, and both contributed to the Fund's strong performance.

The strength of the US financial markets resulted in earnings that were better than the previous year for many financial institutions. Particularly good performers include Raymond James Financial, Dime Bancorp, Paine Webber Group, and Bear Stearns.

The strong economy encouraged consumer spending resulting in good sales and earnings growth for companies in the retail trade industry. These companies included such Fund holdings as General Nutrition, Pier 1 Imports, Dayton Hudson, and Kroger.

Other strong performers were US Airways Group and Yellow Corporation in the transportation sector. The Fund has relatively lower weights in the technology services, electronic technology, and health technology sectors because, according to our valuation measures, companies in these sectors are overvalued or "expensive".

As a result of adding new stocks and the appreciation of existing positions, there has been an increase in the sector weights of consumer non-durables and health services. Companies in these sectors are becoming more efficient at managing their businesses, a development that ultimately means better profitability. Companies in the consumer non-durables sector that have performed well are Coca Cola Enterprises and Smithfield Foods. In the health services sector, McKesson, Bergen Brunswig and Tenet Healthcare were strong performers.

We use valuation measures as a means of comparing companies. We measure a company's economic value by relating accounting data (revenues, earnings before interest and taxes, etc.) to the current stock price and comparing the company to a large universe of companies in our data base. Our goal is to pay a low price for a company based on revenues and earnings, among other measures.

The table below show several valuation measures comparing the stocks in Eclipse Growth and Income Fund with those in the S&P 500 Index.

----------------------------------------------------

                                  GROWTH AND      S&P 500
                                 INCOME FUND       INDEX
-----------------------------------------------------------
Price to Sales                          1.3x           2.0x
Price to Earnings                      22.1           26.9
Price to Book Value                     3.0            4.9

This table indicates that stocks in the S&P 500 Index are more than 50% as expensive as the stocks in Eclipse Growth and Income Fund on the basis of revenues, 22% more expensive on earnings, and 60% more expensive on book value ratios.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/97                               % OF PORTFOLIO
------------------------------------------------------------

Finance                                            22.6%
Retail Trade                                       18.1
Consumer Non-Durables                               9.1
Health Services                                     8.2
Electronic Technology                               6.2

----------------------------------------------------

________________________________________________________________________________
8

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1997

                                                              ANNUALIZED TOTAL RETURN(1)

                                                                1 YEAR         3 YEARS        RISK(2)       RETURN/RISK
-------------------------------------------------------------------------------------------------------------------------
Eclipse Growth and Income Fund(3,4)                                32.5%          27.2%           9.2%            3.0%
Lipper Growth & Income Fund Index(5)                               27.0           26.2            9.4             2.8
Standard & Poor's 500 Index                                        33.4           31.2           11.1             2.8
3 Month Treasury Bill                                               5.3            5.6            0.1           --

---------------

       1)  With income reinvested.
       2)  Annualized standard deviation of monthly return.
       3)  The Fund's inception was 12/27/94; its annualized total return through 12/31/97 was 27.1%.
       4)  Net of management fee waived equivalent to 0.90%, 0.67%, and 0.16% of average net assets in 1995, 1996, and 1997, respectively. Returns are also net of reimbursed expenses equivalent to 0.05% of average net assets in 1995.
       5)  After all expenses.

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 SINCE INCEPTION
             ECLIPSE GROWTH AND INCOME FUND WITH INCOME REINVESTED EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   Eclipse Ultra Short Term Income Fund With Income Reinvested

                                                                         Eclipse Growth and Income
Dec-94                                                                                       10000
Mar-95                                                                                       10460
Jun-95                                                                                       11271
Sep-95                                                                                       12212
Dec-95                                                                                       12684
Mar-96                                                                                       13395
Jun-96                                                                                       13746
Sep-96                                                                                       14076
Dec-96                                                                                       15526
Mar-97                                                                                       15699
Jun-97                                                                                       17772
Sep-97                                                                                       20176
Dec-97                                                                                       20566

   Eclipse Ultra Short Term Income Fund With Income Reinvested
                                                                         Lipper Growth & Income Index     S&P 500
Dec-94                                                                                          10000       10000
Mar-95                                                                                          10784       10974
Jun-95                                                                                          11670       12021
Sep-95                                                                                          12539       12977
Dec-95                                                                                          13114       13758
Mar-96                                                                                          13867       14496
Jun-96                                                                                          14223       15147
Sep-96                                                                                          14682       15615
Dec-96                                                                                          15827       16917
Mar-97                                                                                          16093       17370
Jun-97                                                                                          18349       20403
Sep-97                                                                                          19885       21931
Dec-97                                                                                          20095       22560

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1997
--------------------------------------------------------------------------------

Income dividends                                                                                          $  0.0309
Short-term capital gain dividends                                                                            --
Long-term capital gain dividends                                                                             0.0742
                                                                                                          ---------
Total 1997 dividends                                                                                      $  0.1051
                                                                                                          ---------
                                                                                                          ---------

--------------------------------------------------------------------------------

________________________________________________________________________________

 REVIEW OF ECLIPSE EQUITY FUND

Eclipse Equity Fund had excellent results in 1997. The Fund was up 33.3%, outperforming the Russell 2000 Index by 50%. The Fund's performance was especially noteworthy in a year when large-capitalization stocks outperformed small-capitalization stocks.

THE SMALL-CAPITALIZATION MARKET

Small-capitalization "value" stocks, as measured by the Russell 2000 Value Index, performed twice as well as "growth" stocks, as measured by the Russell 2000 Growth Index. Disappointing corporate earnings dampened performance of "growth" companies. Growth companies are characterized by high expected growth rates and correspondingly high valuations. When companies do not meet the expected target growth rates, disappointed investors sell these stocks. This, in turn, lowers their valuations. The smaller capitalization "value" companies, in which the Eclipse Equity Fund invests, have lower expected growth rates and valuations than growth stocks. There are fewer disappointments in the earnings reports since expectations were never as high.

Eclipse investments in the finance and retail sectors paid off this year. A few of the successes in the retail sector include Trans World Entertainment, Musicland Stores, Ames Department Stores, Freds, Bon-Ton Stores, and General Nutrition. Some of the stronger performers in the finance sector have been Raymond James Financial, Morgan Keegan, Imperial Bancorp, Republic Bancorp, Dime Bancorp and Paine Webber Group.

Industry holdings remained relatively stable. The Fund took profits in the finance, retail trade, commercial services, utilities and energy minerals groups, resulting in a slight decline in these industry holdings. We still see opportunity in these sectors.

Our holdings in such industries as producer manufacturing, consumer durables and industrial services increased during the year. Such companies as Denver Machinery, Alpine Group, Chart Industries and Dycom Industries had particularly strong returns.

The table below reflects valuations for the Eclipse Equity Fund and the Russell 2000 Index and shows why we believe the stocks we buy are cheap relative to the market:

----------------------------------------------------

                                        EQUITY      RUSSELL
                                         FUND        2000
------------------------------------------------------------
Price to Sales                              1.0x         3.5x
Price to Earnings                          18.4         28.3
Price to Book Value                         2.7          4.0

Stocks in the Russell 2000 Index are three and one-half times as expensive as the stocks in the Eclipse Equity Fund on revenues, more than 50% as expensive on earnings and about 50% more expensive on a price-to-book-value measure.

A word about dividends: The Fund paid an unusually large capital gain dividend as a result of strong performance over the last three years. We are long term investors; our goal is to generate high risk-adjusted returns (preferably long-term) in the small capitalization market. Our goal is to hold a stock for at least 18 months; however, we will hold a stock only as long as the valuations and quality of operations indicate it is a good investment. Markets are dynamic and our holding period will be affected by mergers, acquisitions, valuation levels and industry concentrations. The market environment and stock valuations will determine whether these returns will be realized or unrealized and whether they will be long-term, medium-term, or short-term.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/97                               % OF PORTFOLIO
------------------------------------------------------------

Finance                                            15.5%
Producer Manufacturing                             12.9
Retail Trade                                       12.9
Consumer Durables                                   8.0
Commercial Services                                 8.0

----------------------------------------------------

________________________________________________________________________________
10

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1997

                                                                     ANNUALIZED TOTAL RETURN(1)

                                                     1 YEAR     3 YEARS     5 YEARS      10 YEARS    INCEPTION(3)    RISK(2)
------------------------------------------------------------------------------------------------------------------------------
Eclipse Equity Fund(3,4)                                33.3%       27.5%       18.2%        15.2%         13.5%         11.5%
Lipper Small Cap Index(5)                               15.1        20.1        15.0         15.4          12.4          17.2
Standard & Poor's Small Cap 600 Index                   25.6        25.6        17.5         15.4          11.4          17.7
Standard & Poor's 500 Index                             33.4        31.2        20.3         18.1          15.6          14.1
3 Month Treasury Bill                                    5.3         5.6         4.8          5.9           5.9           0.5


                                                     RETURN/RISK
----------------------------------------------------------------------------------
Eclipse Equity Fund(3,4)                                   1.2%
Lipper Small Cap Index(5)                                  0.7
Standard & Poor's Small Cap 600 Index                      0.6
Standard & Poor's 500 Index                                1.1
3 Month Treasury Bill                                    --

---------------

       1)  With income reinvested.
       2)  Annualized standard deviation of monthly return.
       3)  Data shown are from 1/31/87. The Fund's inception was 1/12/87; its annualized total return through 12/31/97 was 13.4.%.
       4)  Net of management fee waived in 1987 equivalent to 0.1% of average net assets.
       5)  After all expenses.

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 SINCE INCEPTION
                   ECLIPSE EQUITY FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Eclipse / Equity     Lipper Small Cap Index     S&P 500
Jan-87                $10,000                     $10,000     $10,000
Dec-87                 $9,704                      $8,590      $9,276
Dec-88                $10,936                     $10,337     $10,817
Dec-89                $12,732                     $12,514     $14,244
Dec-90                $10,994                     $10,790     $13,802
Dec-91                $14,421                     $16,026     $18,007
Dec-92                $17,215                     $17,819     $19,378
Dec-93                $20,143                     $20,835     $21,332
Dec-94                $19,185                     $20,734     $21,613
Dec-95                $22,964                     $27,290     $29,735
Dec-96                $29,821                     $31,211     $36,562
Dec-97                $39,748                     $35,908     $48,761

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

In the table shown above, we have replaced the Standard & Poor's Small Cap 600 Index with the Lipper Small Cap Index because we believe the Lipper Index is more representative of investment alternatives. Both the Lipper Small Cap Index and Eclipse Equity Fund returns are shown net of expenses and transaction costs; in most cases indexes do not have expenses or transaction costs deducted from their returns. Based on an initial value of $10,000 on January 31, 1987, at the end of 1997 the value of the Standard & Poor's Small Cap 600 Index was $32,611, the Eclipse Equity Fund was $39,748, and the Lipper Small Cap Index was $35,908.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1997
--------------------------------------------------------------------------------

Income dividends                                                                                          $  --
Short-term capital gain dividends                                                                            0.1608
Long-term capital gain dividends                                                                             3.4969
                                                                                                          ---------
Total 1997 dividends                                                                                      $  3.6577
                                                                                                          ---------
                                                                                                          ---------

--------------------------------------------------------------------------------

________________________________________________________________________________

ECLIPSE ULTRA SHORT TERM INCOME FUND  STATEMENT OF NET ASSETS--DECEMBER 31, 1997
--------------------------------------------------------------------------------

                          U.S. CORPORATE BONDS 77.39%

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)

Consumer Durables 3.76%
Eastman Kodak Company Notes, 7.25%, due 07/01/99            $  100,000  $  101,715
Mattel, Inc. Notes, 6.75%, due 05/15/00                        100,000     101,114
                                                                        ----------
                                                                           202,829
                                                                        ----------
Consumer Non-Durables 10.24%
Coca-Cola Company Notes, 7.875%, due 09/15/98                   50,000      50,661
Coca-Cola Enterprises Inc. Notes, 7.00%, due 11/15/99           50,000      50,809
Heinz (H.J.) Company Notes, 6.75%, due 10/15/99                200,000     202,410
PepsiCo, Inc. Notes, 7.75%, due 10/01/98                       200,000     202,693
PepsiCo, Inc. Notes, 6.80%, due 05/15/00                        45,000      45,867
                                                                        ----------
                                                                           552,440
                                                                        ----------
Consumer Services 4.17%
Gannett Co., Inc. Notes, 5.25%, due 03/01/98                   200,000     199,801
Service Corporation International Sr. Notes, 6.375%, due
 10/01/00                                                       25,000      25,115
                                                                        ----------
                                                                           224,916
                                                                        ----------
Electronic Technology 1.87%
IBM Corporation Notes, 6.375%, due 06/15/00                    100,000     100,728
                                                                        ----------
Energy Minerals 1.86%
USX Corporation Notes, 6.375%, due 07/15/98                    100,000     100,146
                                                                        ----------
Finance 19.73%
Aetna Services Inc. Notes, 8.625%, due 03/01/98                100,000     100,390
Allstate Corporation Notes, 5.875%, due 06/15/98               125,000     125,017
American Express Credit Corporation Notes, 6.125%, due
 06/15/00                                                      140,000     140,269
Chrysler Financial Corporation Notes, 5.375%, due 10/15/98      50,000      49,824
Household Finance Corporation Notes, 6.375%, due 06/30/00       75,000      75,331
International Lease Finance Corporation Notes, 5.75%, due
 01/15/99                                                      150,000     149,516
                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
Finance (Cont'd)
Merrill Lynch & Co., Notes, 6.375%, due 03/30/99            $  100,000  $  100,393
Merrill Lynch & Co., Inc. Sr. Notes, 7.75%, due 03/01/99        50,000      50,946
Norwest Financial, Inc. Notes, 5.125%, due 04/15/00            135,000     132,411
Norwest Financial, Inc. Sr. Notes, 6.25%, due 03/15/99          40,000      40,119
USLife Group Corporation Sr. Notes, 6.75%, due 01/15/98        100,000     100,019
                                                                        ----------
                                                                         1,064,235
                                                                        ----------
Health Technology 6.87%
American Home Products Corporation Notes, 7.70%, due
 02/15/00                                                       90,000      92,854
Lilly (Eli) & Company Notes, 6.75%, due 11/15/99                50,000      50,733
Upjohn Company Notes, 5.875%, due 04/15/00                      75,000      74,827
Warner-Lambert Company Notes, 8.00%, due 09/01/98              150,000     151,904
                                                                        ----------
                                                                           370,318
                                                                        ----------
Non-Energy Minerals 2.34%
Alcan Aluminium Corporation Guaranteed Notes, 7.25%, due
 12/15/99                                                       75,000      76,475
Alcan Aluminium Corporation Ltd. Notes, 5.875%, due
 04/01/00                                                       50,000      49,753
                                                                        ----------
                                                                           126,228
                                                                        ----------
Retail Trade 11.23%
Dayton Hudson Corporation Notes, 7.50%, due 03/01/99           200,000     202,755
Dillard's Department Stores Inc. Notes, 7.375%, due
 06/15/99                                                      150,000     152,752
Penney (J.C.) Co., Inc. Notes, 5.375%, due 11/15/98            100,000      99,479
Sears Roebuck & Co. Notes, 9.25%, due 04/15/98                  75,000      75,668
Wal-Mart Stores Inc. Notes, 5.50%, due 03/01/98                 75,000      74,946
                                                                        ----------
                                                                           605,600
                                                                        ----------
Utilities 15.32%
Cincinnati Gas & Electric Notes, 5.80%, due 02/15/99           100,000      99,714
Consolidated Natural Gas Notes, 5.875%, due 10/01/98           125,000     125,013

________________________________________________________________________________
12

                                            ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
Utilities (Cont'd)
MCI Communications Corporation Notes, 6.25%, due 03/23/99   $  200,000  $  199,944
New England Telephone & Telegraph Notes, 6.15%, due
 09/01/99                                                       50,000      50,136
New York Telephone Company Notes, 5.25%, due 09/01/98          200,000     199,169

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
Utilities (Cont'd)
Ohio Bell Telephone Company Notes, 5.75%, due 05/01/00      $  100,000  $   99,688
Sonat, Inc. Notes, 9.50%, due 08/15/99                          50,000      52,538
                                                                        ----------
                                                                           826,202
                                                                        ----------
Total U.S. Corporate Bonds
 (Cost $4,182,972)                                                      $4,173,642
                                                                        ----------

                            FEDERAL AGENCIES 19.65%

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)

Federal Home Loan Banks, 8.03%, due 01/09/98                $  100,000  $  100,043
Federal Home Loan Banks, 5.84%, due 06/22/98                   250,000     250,172
Federal Home Loan Mortgage Corporation, 5.50%, due
 01/15/14                                                      111,400     111,107
Federal National Mortgage Association (V.R.), 5.51%, due
 12/14/98                                                      200,000     199,635
Student Loan Marketing Association (V.R.), 5.78%, due
 01/21/98                                                       50,000      50,000
                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
Student Loan Marketing Association (V.R.), 5.62%, due
 11/10/98                                                   $  100,000  $   99,805
Student Loan Marketing Association (V.R.), 5.69%, due
 03/07/01                                                      250,000     248,764
                                                                        ----------
Total Federal Agencies
 (Cost $1,061,334)                                                      $1,059,526
                                                                        ----------

                          SHORT-TERM INVESTMENTS 2.15%

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)

Repurchase Agreements 2.15%
State Street Bank and Trust Company, 4.25%, due 01/02/98
 (Collateralized by $115,000 U.S. Treasury Note, 6.375%,
 due 01/15/00)                                              $  116,273  $  116,273
                                                                        ----------
                                                                          VALUE
                                                                         (NOTE 1)
Total Short-Term Investments
 (Cost $116,273)                                                        $  116,273
                                                                        ----------

--------------------------------------------------------------------------------

Total Investments (99.19%)
 (Cost $5,360,579+)                                                     $5,349,441
Cash and Other Assets in Excess of Liabilities (0.81%)                      43,763
                                                                        ----------
Net Assets (100.00%) 539,140 shares outstanding (Note 3)                $5,393,204
                                                                        ----------
                                                                        ----------
Net Asset Value, offering and redemption price per share                    $10.00
                                                                        ----------
                                                                        ----------

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $7,506 and $18,644, respectively.
     See notes to financial statements.

________________________________________________________________________________

ECLIPSE BALANCED FUND  STATEMENT OF NET ASSETS--DECEMBER 31, 1997
--------------------------------------------------------------------------------

                              COMMON STOCKS 59.50%

                                                                          VALUE
                                                              SHARES    (NOTE 1)

Commercial Services 1.65%
Fleming Companies, Inc.                                        11,200  $   150,500
Jacobs Engineering Group Inc.*                                  8,600      218,225
Richfood Holdings, Inc.                                        14,550      411,038
Sysco Corporation                                              13,300      605,981
                                                                       -----------
                                                                         1,385,744
                                                                       -----------
Consumer Durables 2.76%
Hasbro, Inc.                                                   39,600    1,247,400
International Game Technology                                  22,800      575,700
Maytag Corporation                                             13,500      503,719
                                                                       -----------
                                                                         2,326,819
                                                                       -----------
Consumer Non-Durables 6.64%
Campbell Soup Company                                          10,100      587,062
Coca-Cola Enterprises Inc.                                     52,800    1,877,700
ConAgra, Inc.                                                  19,600      643,125
Coors (Adolph) Company Class B                                  3,400      113,050
DIMON Incorporated                                             11,300      296,625
IBP, Inc.                                                      21,700      454,344
Smithfield Foods, Inc.*                                        15,200      501,600
Universal Corporation                                          14,600      600,425
Whitman Corporation                                            19,900      518,644
                                                                       -----------
                                                                         5,592,575
                                                                       -----------
Consumer Services 0.32%
Darden Restaurants, Inc.                                       21,200      265,000
                                                                       -----------
Electronic Technology 2.20%
Avnet, Inc.                                                     5,000      330,000
GenCorp Inc.                                                   19,500      487,500
National Semiconductor Corporation*                            21,000      544,688
Quantum Corporation*                                           24,600      493,537
                                                                       -----------
                                                                         1,855,725
                                                                       -----------
Energy Minerals 3.48%
Ashland Inc.                                                    7,900      424,131
NGC Corporation                                                13,700      239,750
Pride International, Inc.*                                     11,400      287,850
Sun Company, Inc.                                              19,300      811,806
Tosco Corporation                                              14,400      544,500
Ultramar Diamond Shamrock Corporation                          14,600      465,375
Zeigler Coal Holding Company                                    9,900      161,494
                                                                       -----------
                                                                         2,934,906
                                                                       -----------
                                                                          VALUE
                                                              SHARES    (NOTE 1)

Finance 14.71%
American Financial Group, Inc.                                 11,400  $   459,563
Bank of New York Company, Inc. (The)                            4,400      254,375
Bear Stearns Companies Inc. (The)                              11,829      561,878
Capstead Mortgage Corporation                                   8,000      159,500
City National Corporation                                       6,600      243,788
Comdisco, Inc.                                                 17,500      585,156
Countrywide Credit Industries, Inc.                            14,500      621,688
Dime Bancorp, Inc.                                             21,500      650,375
Dynex Capital, Inc.                                            14,600      194,362
Edwards (A.G.), Inc.                                           23,700      942,075
First Security Corporation                                     10,500      439,687
Freddie Mac                                                    26,000    1,090,375
Fremont General Corporation                                     9,200      503,700
Hibernia Corporation Class A                                   30,400      571,900
Huntington Bancshares Inc.                                     17,963      646,668
Imperial Credit Industries, Inc.*                               9,800      200,900
Lehman Brothers Holdings, Inc.                                  5,000      255,000
Old Republic International Corporation                         18,300      680,531
Paine Webber Group Inc.                                        33,750    1,166,484
Popular, Inc.                                                   6,300      311,850
Raymond James Financial, Inc.                                   8,900      353,219
Reliance Group Holdings, Inc.                                   9,500      134,187
Riggs National Corporation                                      9,700      260,688
Ryder System, Inc.                                             17,000      556,750
USF&G Corporation                                              24,900      549,356
                                                                       -----------
                                                                        12,394,055
                                                                       -----------
Health Services 1.21%
McKesson Corporation                                            7,000      757,313
NovaCare, Inc.*                                                20,200      263,862
                                                                       -----------
                                                                         1,021,175
                                                                       -----------
Health Technology 0.79%
Biomet, Inc.                                                   26,000      666,250
                                                                       -----------
Industrial Services 0.72%
Global Marine Inc.*                                            24,900      610,050
                                                                       -----------
Non-Energy Minerals 1.15%
Lafarge Corporation                                            32,900      972,606
                                                                       -----------
Process Industries 0.88%
Fort James Corporation                                         12,000      459,000
International Specialty Products Inc.*                         18,700      279,331
                                                                       -----------
                                                                           738,331
                                                                       -----------

________________________________________________________ * NON-INCOME PRODUCING.
14

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                                          VALUE
                                                              SHARES    (NOTE 1)
Producer Manufacturing 3.28%
Burlington Industries, Inc.*                                   17,700  $   244,481
Coltec Industries Inc.*                                        28,900      670,119
Furniture Brands International, Inc.*                          14,200      291,100
U.S. Industries, Inc.                                          42,000    1,265,250
Westinghouse Air Brake Company                                 11,300      289,563
                                                                       -----------
                                                                         2,760,513
                                                                       -----------
Retail Trade 11.69%
American Stores Co.                                            42,100      865,681
BJ's Wholesale Club, Inc.*                                      7,600      238,450
Best Buy Co., Inc.*                                             5,000      184,375
Burlington Coat Factory Warehouse Corporation                  14,040      230,783
Circuit City Stores-Circuit City Group                          6,800      241,825
Costco Companies, Inc.*                                        23,300    1,039,763
Dayton Hudson Corporation                                      13,000      877,500
Fred Meyer, Inc.*                                              26,800      974,850
General Nutrition, Incorporated*                               44,100    1,499,400
Kroger Company (The)*                                          22,000      812,625
Longs Drug Stores Corporation                                   8,400      269,850
OfficeMax Inc.*                                                 9,100      129,675
Pier 1 Imports, Inc.                                           18,600      420,825
Reebok International Ltd.*                                     19,600      564,725
Ruddick Corporation                                            15,900      277,256
Sports Authority, Inc. (The)*                                   8,900      131,275
TJX Companies, Inc. (The)                                      17,200      591,250
Tandy Corporation                                              12,900      497,456
                                                                       -----------
                                                                         9,847,564
                                                                       -----------

                                                                          VALUE
                                                              SHARES    (NOTE 1)
Technology Services 2.89%
CHS Electronics, Inc.*                                         11,700  $   200,363
Ingram Micro, Inc. Class A*                                    17,900      521,337
Tech Data Corporation*                                         11,200      435,400
Tele-Communications, Inc. Series A Liberty Media Group*        35,300    1,279,625
                                                                       -----------
                                                                         2,436,725
                                                                       -----------
Transportation 2.67%
Kansas City Southern Industries, Inc.                          17,900      568,325
US Airways Group Inc.*                                         23,200    1,450,000
Yellow Corporation*                                             9,100      228,637
                                                                       -----------
                                                                         2,246,962
                                                                       -----------
Utilities 2.46%
Edison International                                           43,900    1,193,531
MCN Energy Group, Inc.                                         13,100      528,913
Western Resources, Inc.                                         8,100      348,300
                                                                       -----------
                                                                         2,070,744
                                                                       -----------
Total Common Stocks
 (Cost $37,156,874)                                                    $50,125,744
                                                                       -----------

                          U.S. CORPORATE BONDS 33.63%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)

Commercial Services 1.21%
Supervalu Inc. Notes, 7.25%, due 07/15/99                  $  300,000  $   304,047
Supervalu Inc. Notes, 7.80%, due 11/15/02                     200,000      211,911
Sysco Corporation Sr. Notes, 6.50%, due 06/15/05              500,000      506,178
                                                                       -----------
                                                                         1,022,136
                                                                       -----------
Consumer Non-Durables 3.69%
Anheuser-Busch Companies, Inc. Notes, 8.75%, due 12/01/99      50,000       52,295
                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Consumer Non-Durables (Cont'd)
Bass America, Inc. Guaranteed Notes, 6.75%, due 08/01/99   $  550,000  $   558,605
Coca-Cola Company Notes, 7.875%, due 09/15/98                 100,000      101,322
Coca-Cola Enterprises Inc. Notes, 7.00%, due 11/15/99         350,000      355,664
Coca-Cola Enterprises Inc. Notes, 7.875%, due 02/01/02        200,000      212,078

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
Consumer Non-Durables (Cont'd$$)                             AMOUNT     (NOTE 1)
Heinz (H.J.) Company Notes, 6.75%, due 10/15/99               200,000      202,410
Hertz Corporation Sr. Notes, 8.30%, due 02/02/98              300,000      300,498
Hertz Corporation Sr. Notes, 7.00%, due 04/15/01              300,000      306,320
PepsiCo, Inc. Notes, 6.125%, due 01/15/98                     200,000      200,018
PepsiCo, Inc. Notes, 7.75%, due 10/01/98                      100,000      101,347
PepsiCo, Inc. Notes, 6.25%, due 09/01/99                      200,000      201,062
PepsiCo, Inc. Notes, 6.80%, due 05/15/00                      200,000      203,854
Philip Morris Companies Inc. Notes, 7.625%, due 05/15/02      100,000      104,457
RJR Nabisco, Inc. Sr. Notes, 7.625%, due 09/01/00             200,000      205,242
                                                                       -----------
                                                                         3,105,172
                                                                       -----------
Consumer Services 0.12%
Gannett Co., Inc. Notes, 5.25%, due 03/01/98                  100,000       99,900
                                                                       -----------
Electronic Technology 2.35%
Boeing Co. Notes, 6.35%, due 06/15/03                         500,000      506,247
IBM Corporation Notes, 6.375%, due 06/15/00                   200,000      201,455
IBM Corporation Notes, 7.25%, due 11/01/02                    300,000      313,708
McDonnell Douglas Finance Corporation Notes, 7.25%, due
 06/15/98                                                     200,000      201,207
Raytheon Company Notes, 6.50%, due 07/15/05                   700,000      703,429
Rockwell International Corporation Notes, 8.875%, due
 09/15/99                                                      50,000       52,327
                                                                       -----------
                                                                         1,978,373
                                                                       -----------
Energy Minerals 1.09%
Exxon Capital Corporation Guaranteed Notes, 7.45%, due
 12/15/01                                                     300,000      315,282

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Energy Minerals (Cont'd)
Exxon Capital Corporation Notes, 6.50%, due 07/15/99       $  300,000  $   302,916
Shell Oil Company Notes, 6.95%, due 12/15/98                  300,000      302,981
                                                                       -----------
                                                                           921,179
                                                                       -----------
Finance 10.32%
Allstate Corporation Notes, 5.875%, due 06/15/98              250,000      250,033
American Express Credit Corporation Notes, 7.375%, due
 02/01/99                                                     500,000      507,141
American Express Credit Corporation Notes, 6.125%, due
 06/15/00                                                     200,000      200,385
American General Finance Corporation Notes, 8.00%, due
 02/15/00                                                     200,000      207,217
American General Finance Corporation Sr. Notes, 8.25%,
 due 01/15/98                                                 200,000      200,112
Aristar, Inc. Sr. Notes, 7.875%, due 02/15/99                 150,000      152,809
Associates Corp. of North America Notes, 7.25%, due
 05/15/98                                                     400,000      401,819
Associates Corp. of North America Notes, 7.875%, due
 09/30/01                                                     100,000      105,423
Berkley (W.R.) Corporation Notes, 6.25%, due 01/15/06         500,000      490,582
CIT Group Holdings, Inc. Notes, 8.75%, due 04/15/98           300,000      302,316
CNA Financial Corporation Sr. Notes, 8.875%, due 03/01/98     100,000      100,443
Chrysler Financial Corporation Notes, 6.625%, due
 08/15/00                                                   1,000,000    1,014,295
Commercial Credit Company Notes, 8.25%, due 11/01/01          200,000      213,101

________________________________________________________________________________
16

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Finance (Cont'd)
Ford Holdings, Inc. Guaranteed Notes, 9.25%, due 03/01/00  $   50,000  $    53,192
Ford Motor Credit Company Notes, 8.00%, due 01/15/99          100,000      101,860
Ford Motor Credit Company Notes, 7.25%, due 05/15/99          250,000      253,676
Ford Motor Credit Company Notes, 8.375%, due 01/15/00         250,000      260,690
General Electric Capital Corporation Notes, 8.00%, due
 01/15/98                                                     400,000      400,202
General Motors Corporation Notes, 7.00%, due 06/15/03         700,000      724,212
Heller Financial, Inc. Notes, 9.375%, due 03/15/98             50,000       50,295
Heller Financial, Inc. Notes, 7.875%, due 11/01/99            100,000      102,662
International Lease Finance Corporation Notes, 8.125%,
 due 01/15/98                                                 200,000      200,104
Lehman Brothers Inc. Sr. Notes, 7.625%, due 06/01/06          350,000      369,413
Norwest Corporation Notes, 6.80%, due 05/15/02              1,100,000    1,122,760
Travelers Group Inc. Notes, 6.125%, due 06/15/00              300,000      300,847
USL Capital Corporation Notes, 8.125%, due 02/15/00           300,000      311,683
USLife Corporation Sr. Notes, 6.75%, due 01/15/98             300,000      300,056
                                                                       -----------
                                                                         8,697,328
                                                                       -----------
Health Technology 1.35%
American Home Products Corporation Notes, 7.70%, due
 02/15/00                                                     500,000      515,855
Lilly (Eli) & Company Notes, 8.125%, due 12/01/01             250,000      268,072
Upjohn Company Notes, 5.875%, 04/15/00                        200,000      199,540

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Health Technology (Cont'd)
Warner-Lambert Company Notes, 6.625%, due 09/15/02         $  150,000  $   151,991
                                                                       -----------
                                                                         1,135,458
                                                                       -----------
Industrial Services 1.45%
Browning-Ferris Industries Inc. Sr. Notes, 6.10%, due
 01/15/03                                                     500,000      497,241
Lockheed Martin Corporation Guaranteed Notes, 7.25%, due
 05/15/06                                                     500,000      524,306
WMX Technologies Inc. Notes, 8.125%, due 02/01/98             200,000      200,248
                                                                       -----------
                                                                         1,221,795
                                                                       -----------
Non-Energy Minerals 0.77%
Alcan Aluminum Corporation Guaranteed Notes, 7.25%, due
 12/15/99                                                     100,000      101,966
Weyerhaeuser Company Notes, 7.50%, due 03/01/13               500,000      547,313
                                                                       -----------
                                                                           649,279
                                                                       -----------
Process Industries 1.72%
Corning, Inc. Notes, 6.00%, due 08/15/03                    1,000,000      983,754
DuPont (E.I.) De Nemours & Company Notes, 6.00%, due
 12/01/01                                                     200,000      199,197
International Paper Company Notes, 7.80%, due 03/18/99        100,000      102,089
James River Corporation of Virginia, 8.375%, due 11/15/01     150,000      160,248
                                                                       -----------
                                                                         1,445,288
                                                                       -----------
Producer Manufacturing 1.19%
Dresser Industries, Inc. Sr. Notes, 6.25%, due 06/01/00       600,000      603,510
Illinois Tool Works, Inc. Notes, 5.875%, due 03/01/00         400,000      398,715
                                                                       -----------
                                                                         1,002,225
                                                                       -----------

________________________________________________________________________________

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Retail Trade 3.46%
Dayton Hudson Corporation Notes, 7.50%, due 03/01/99       $  300,000  $   304,134
Dillard's Department Stores Inc. Notes, 7.375%, due
 06/15/99                                                     255,000      259,678
Dillard's Department Stores Inc. Notes, 7.15%, due
 02/01/07                                                   1,000,000    1,054,814
Limited, Inc. (The) Notes, 8.875%, due 08/15/99               200,000      207,410
May Department Stores Notes, 7.45%, due 09/15/11              500,000      541,617
Penney (J.C.) Co., Inc. Notes, 6.875%, due 06/15/99            50,000       50,536
Wal-Mart Stores Inc. Notes, 8.625%, due 04/01/01               50,000       53,734
Wal-Mart Stores Inc. Notes, 7.25%, due 06/01/13               400,000      441,080
                                                                       -----------
                                                                         2,913,003
                                                                       -----------
Transportation 1.04%
Consolidated Rail Corporation Notes, 6.90%, due 07/01/98      200,000      200,945
Kansas City Southern Industries Sr. Notes, 7.875%, due
 07/01/02                                                     150,000      158,252
Union Pacific Corporation Notes, 7.375%, due 05/15/01         500,000      514,849
                                                                       -----------
                                                                           874,046
                                                                       -----------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Utilities 3.87%
Ameritech Capital Funding Inc. (Floating Rate) Notes,
 5.83%, due 05/12/98                                       $  550,000  $   550,183
Chesapeake & Potomac Telephone-Virginia, Inc. Notes,
 7.125%, due 01/15/02                                         300,000      309,482
Consolidated Edison Company Series F, 5.70%, due 10/01/98     350,000      349,379
GTE Corporation Notes, 8.85%, due 03/01/98                     50,000       50,201
GTE Northwest Inc. Notes, 7.375%, due 05/01/01                500,000      517,564
Pacific Bell Notes, 7.25%, due 07/01/02                       300,000      312,626
Public Service Electric & Gas Notes, 6.00%, due 01/01/98      100,000      100,000
Sonat Inc. Notes, 9.00%, due 05/01/01                          50,000       54,094
Southern California Edison Company Notes, 5.875%, due
 02/01/98                                                     300,000      299,977
Southern California Edison Company Notes, 6.50%, due
 06/01/01                                                     200,000      202,281
Southwestern Bell Telephone Notes, 7.00%, due 07/01/15        500,000      518,194
                                                                       -----------
                                                                         3,263,981
                                                                       -----------
Total U.S. Corporate Bonds
 (Cost $27,926,282)                                                    $28,329,163
                                                                       -----------

                             FEDERAL AGENCIES 5.61%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)

Federal Home Loan Mortgage Corporation, 6.50%, due
 01/15/12                                                  $  750,000  $   741,279
Federal Home Loan Mortgage Corporation, 7.00%, due
 02/15/13                                                     500,000      508,748
                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Federal Home Loan Mortgage Corporation, 7.00%, due
 04/17/13                                                  $  500,000  $   512,489
Federal National Mortgage Association, 6.50%, due
 11/25/13                                                   1,000,000      982,600

________________________________________________________________________________
18

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Federal National Mortgage Association, 6.50%, due
 09/25/23                                                  $1,000,000  $   971,083

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Government National Mortgage Association, 7.00%, due
 02/20/20                                                  $1,000,000  $ 1,013,942
                                                                       -----------
Total Federal Agencies
 (Cost $4,696,042)                                                     $ 4,730,141
                                                                       -----------

                   UNITED STATES GOVERNMENT OBLIGATIONS 4.87%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)

United States Treasury Bill, due 01/02/98                  $4,100,000  $ 4,099,434
                                                                       -----------
                                                                          VALUE
                                                                        (NOTE 1)

Total United States Government Obligations
 (Cost $4,099,434)                                                     $ 4,099,434
                                                                       -----------

                          SHORT-TERM INVESTMENTS 0.91%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)

Repurchase Agreements 0.91%
State Street Bank and Trust Company, 4.25%, due 01/02/98
 (Collateralized by $775,000 U.S. Treasury Note, 6.125%,
 due 03/31/98)                                             $  771,237  $   771,237
                                                                       -----------
                                                                          VALUE
                                                                        (NOTE 1)
Total Short-Term Investments
 (Cost $771,237)                                                       $   771,237
                                                                       -----------

--------------------------------------------------------------------------------

Total Investments (104.52%)
 (Cost $74,649,869+)                                                   $88,055,719
Liabilities Less Cash and Other Assets (-4.52%)                         (3,809,653)
                                                                       -----------
Net Assets (100.00%) 3,803,313 shares outstanding (Note
 3)                                                                    $84,246,066
                                                                       -----------
                                                                       -----------
Net Asset Value, offering and redemption price per share                    $22.15
                                                                       -----------
                                                                       -----------

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of invest-ments, based on cost for federal income tax purposes, are $14,341,284 and $935,434, respectively.

     See notes to financial statements.

________________________________________________________________________________

ECLIPSE GROWTH AND INCOME FUND  STATEMENT OF NET ASSETS--DECEMBER 31, 1997
--------------------------------------------------------------------------------

                              COMMON STOCKS 99.02%

                                                                        VALUE
                                                            SHARES    (NOTE 1)

Commercial Services 1.93%
Fleming Companies, Inc.                                      38,700  $   520,031
Jacobs Engineering Group Inc.*                                8,500      215,688
Richfood Holdings, Inc.                                       2,950       83,337
Sysco Corporation                                            28,400    1,293,975
                                                                     -----------
                                                                       2,113,031
                                                                     -----------
Consumer Durables 5.38%
Brunswick Corporation                                        30,000      909,375
Hasbro, Inc.                                                 62,400    1,965,600
Honda Motor Co., Ltd.                                         5,500      406,313
International Game Technology                                46,500    1,174,125
Maytag Corporation                                           38,100    1,421,606
Toll Brothers, Inc.*                                            400       10,700
                                                                     -----------
                                                                       5,887,719
                                                                     -----------
Consumer Non-Durables 9.08%
Campbell Soup Company                                        39,400    2,290,125
Coca-Cola Enterprises Inc.                                  101,300    3,602,481
IBP, Inc.                                                    49,100    1,028,031
Kellwood Company                                              5,900      177,000
McCormick & Company, Incorporated                            36,900    1,033,200
Smithfield Foods, Inc.*                                       2,000       66,000
Universal Corporation                                        15,900      653,888
Whitman Corporation                                          41,600    1,084,200
                                                                     -----------
                                                                       9,934,925
                                                                     -----------
Consumer Services 1.04%
Darden Restaurants, Inc.                                     91,500    1,143,750
                                                                     -----------
Electronic Technology 6.21%
Avnet, Inc.                                                   7,700      508,200
Burr-Brown Corporation*                                       3,300      106,013
Coltec Industries, Inc.*                                    105,800    2,453,237
Cypress Semiconductor Corporation*                           13,100      111,350
Data General Corporation*                                     5,700       99,394
GenCorp Inc.                                                 31,700      792,500
National Semiconductor Corporation*                          35,600      923,375
Quantum Corporation*                                         44,100      884,756
SCI Systems, Inc.*                                           21,000      914,813
                                                                     -----------
                                                                       6,793,638
                                                                     -----------
Energy Minerals 5.00%
Ashland Inc.                                                 22,800    1,224,075
Oryx Energy Company*                                         40,600    1,035,300
                                                                        VALUE
                                                            SHARES    (NOTE 1)
Energy Minerals (Cont'd)
Pride International, Inc.*                                   27,600  $   696,900
Sun Company, Inc.                                            13,000      546,813
Tosco Corporation                                            31,000    1,172,187
Ultramar Diamond Shamrock Corporation                        23,600      752,250
Valero Energy Corporation                                     1,400       44,012
                                                                     -----------
                                                                       5,471,537
                                                                     -----------
Finance 22.62%
Ahmanson (H. F.) & Company                                    5,900      394,931
American Financial Group, Inc.                                9,300      374,906
BRE Properties, Inc.                                          3,500       98,438
Bank of New York Company, Inc. (The)                         25,700    1,485,781
Bear Stearns Companies Inc. (The)                            43,428    2,062,830
Capstead Mortgage Corporation                                 3,800       75,763
Colonial BancGroup, Inc. (The)                                3,100      106,756
Comdisco, Inc.                                               57,200    1,912,625
Countrywide Credit Industries, Inc.                          11,900      510,212
Crawford & Company Class A                                      700       13,300
Dime Bancorp, Inc.                                            4,900      148,225
Dynex Capital, Inc.                                           2,000       26,625
Edwards (A.G.), Inc.                                          2,400       95,400
First Security Corporation                                   41,600    1,742,000
Freddie Mac                                                  37,200    1,560,075
Fremont General Corporation                                  16,700      914,325
Hibernia Corporation Class A                                 57,900    1,089,244
Huntington Bancshares Inc.                                    9,240      332,640
Lehman Brothers Holdings, Inc.                               46,200    2,356,200
Mercantile Bankshares Corporation                             9,700      379,513
Old Republic International Corporation                       47,200    1,755,250
Paine Webber Group Inc.                                      73,050    2,524,791
Popular, Inc.                                                 6,400      316,800
Raymond James Financial, Inc.                                18,500      734,219
Reliance Group Holdings, Inc.                                20,500      289,562
Riggs National Corporation                                   12,800      344,000
Ryder System, Inc.                                           33,800    1,106,950
St. Paul Bancorp, Inc.                                       10,000      262,500
USF&G Corporation                                            79,000    1,742,937
                                                                     -----------
                                                                      24,756,798
                                                                     -----------

________________________________________________________ * NON-INCOME PRODUCING.
20

                                                  ECLIPSE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                        VALUE
                                                            SHARES    (NOTE 1)
Health Services 8.16%
AmeriSource Health Corporation Class A*                      11,700  $   687,375
Bergen Brunswig Corporation Class A                          61,200    2,578,050
Humana, Inc.*                                                38,200      792,650
McKesson Corporation                                         24,100    2,607,319
NovaCare, Inc.*                                              30,200      394,487
PacifiCare Health Systems, Inc. Class B*                      6,700      350,913
Sun Healthcare Group, Inc.*                                  10,700      207,312
Tenet Healthcare Corporation*                                39,500    1,308,438
                                                                     -----------
                                                                       8,926,544
                                                                     -----------
Health Technology 2.05%
Biomet, Inc.                                                 87,700    2,247,313
                                                                     -----------
Industrial Services 1.61%
Global Marine Inc.*                                          65,200    1,597,400
Morrison Knudsen Corporation*                                17,100      166,725
                                                                     -----------
                                                                       1,764,125
                                                                     -----------
Non-Energy Minerals 2.49%
Lafarge Corporation                                          92,200    2,725,663
                                                                     -----------
Process Industries 0.80%
Fort James Corporation                                       12,300      470,475
International Specialty Products Inc.*                       26,800      400,325
                                                                     -----------
                                                                         870,800
                                                                     -----------
Producer Manufacturing 2.99%
Burlington Industries, Inc.*                                 56,700      783,169
Furniture Brands International, Inc.*                        14,600      299,300
Hayes Lemmerz International, Inc.*                            3,400       95,200
MascoTech, Inc.                                              20,700      380,362
U.S. Industries, Inc.                                        29,100      876,637
Watts Industries, Inc.                                        6,400      181,200
Westinghouse Air Brake Company                               25,700      658,563
                                                                     -----------
                                                                       3,274,431
                                                                     -----------
Retail Trade 18.07%
American Stores Co.                                          66,500    1,367,406
Best Buy Co., Inc.*                                           6,800      250,750
Burlington Coat Factory Warehouse Corporation                32,160      528,630

                                                                        VALUE
                                                            SHARES    (NOTE 1)
Retail Trade (Cont'd)
Circuit City Stores-Circuit City Group                       11,000  $   391,188
Costco Companies, Inc.*                                      44,500    1,985,812
Dayton Hudson Corporation                                    32,500    2,193,750
Fingerhut Companies, Inc.                                    48,000    1,026,000
Fred Meyer, Inc.*                                            39,000    1,418,625
General Nutrition, Incorporated*                             80,800    2,747,200
Kmart Corporation*                                           73,800      853,312
Kroger Company (The)*                                        46,800    1,728,675
Longs Drug Stores Corporation                                 5,700      183,113
OfficeMax, Inc.*                                             15,000      213,750
Pier 1 Imports, Inc.                                         34,950      790,744
Ruddick Corporation                                           3,100       54,056
Safeway, Inc.*                                               38,707    2,448,218
TJX Companies, Inc. (The)                                    23,600      811,250
Tandy Corporation                                            13,800      532,162
Winn-Dixie Stores, Inc.                                       5,700      249,019
                                                                     -----------
                                                                      19,773,660
                                                                     -----------
Technology Services 3.91%
CHS Electronics, Inc.*                                       15,200      260,300
Ingram Micro, Inc. Class A*                                  30,000      873,750
Tech Data Corporation*                                        2,200       85,525
Tele-Communications, Inc. Series A Liberty Media Group*      84,400    3,059,500
                                                                     -----------
                                                                       4,279,075
                                                                     -----------
Transportation 4.38%
Kansas City Southern Industries, Inc.                        35,300    1,120,775
UAL Corporation*                                              6,800      629,000
US Airways Group, Inc.*                                      41,900    2,618,750
Yellow Corporation*                                          16,900      424,612
                                                                     -----------
                                                                       4,793,137
                                                                     -----------
Utilities 3.30%
Edison International                                         99,100    2,694,281
MidAmerican Energy Company                                   23,300      512,600
Washington Water Power Company (The)                         16,800      408,450
                                                                     -----------
                                                                       3,615,331
                                                                     -----------
Total Common Stocks
 (Cost $96,250,577)                                                  $108,371,477
                                                                     -----------

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                          SHORT-TERM INVESTMENTS 1.28%

                                                           FACE        VALUE
                                                          AMOUNT      (NOTE 1)

Repurchase Agreements 1.28%
State Street Bank and Trust Company, 4.25%, due
 01/02/98 (Collateralized by $1,410,000 U.S. Treasury
 Note, 6.125%, due 03/31/98)                            $1,404,565  $  1,404,565
                                                                    ------------
                                                                       VALUE
                                                                      (NOTE 1)
Total Short-Term Investments
 (Cost $1,404,565)                                                  $  1,404,565
                                                                    ------------

--------------------------------------------------------------------------------

Total Investments (100.30%)
 (Cost $97,655,142+)                                                $109,776,042
Liabilities in Excess of Cash and Other Assets
 (-0.30%)                                                               (324,435)
                                                                    ------------
Net Assets (100.00%) 6,161,320 shares outstanding
 (Note 3)                                                           $109,451,607
                                                                    ------------
                                                                    ------------
Net Asset Value, offering and redemption price per
 share                                                                    $17.76
                                                                    ------------
                                                                    ------------

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $14,520,501 and $2,399,601, respectively.

     See notes to financial statements.

________________________________________________________________________________
22

                 STATEMENT OF NET ASSETS--DECEMBER 31, 1997  ECLIPSE EQUITY FUND
--------------------------------------------------------------------------------

                              COMMON STOCKS 98.89%

                                                                       VALUE
                                                           SHARES     (NOTE 1)

Commercial Services 8.03%
ABM Industries Inc.                                         55,800  $  1,705,388
Applied Industrial Technology, Inc.                         57,900     1,548,825
Borg-Warner Security Corporation*                           45,500       801,938
Cameron Ashley Building Products*                           80,400     1,346,700
CompuCom Systems, Inc.*                                     70,300       579,975
Fleming Companies, Inc.                                     50,700       681,281
ICO, Inc.                                                   74,600       456,925
JP Foodservice, Inc.*                                       27,800     1,026,863
Jacobs Engineering Group Inc.*                              30,100       763,787
Jenny Craig, Inc.*                                          42,900       324,431
Market Facts, Inc.*                                         28,200       472,350
MicroAge, Inc.*                                             41,800       629,612
Pinkerton's, Inc.*                                          64,200     1,508,700
Richfood Holdings, Inc.                                     20,696       584,662
SED International Holdings, Inc.*                           35,000       393,750
SunSource L.P.                                              13,900       329,256
Sysco Corporation                                           11,000       501,187
Western Staff Services, Inc.*                               31,500       531,563
World Fuel Services Corporation                             51,150     1,074,150
                                                                    ------------
                                                                      15,261,343
                                                                    ------------
Consumer Durables 7.98%
Champion Enterprises, Inc.*                                 24,816       510,279
Coachmen Industries, Inc.                                   56,100     1,209,656
Crossman Communities, Inc.*                                  6,800       187,850
Dixie Group, Inc. (The)*                                    45,100       513,013
Hasbro, Inc.                                                 7,750       244,125
Huffy Corporation                                           81,800     1,104,300
International Game Technology                               12,300       310,575
LoJack Corporation*                                         44,600       657,850
M.D.C. Holdings, Inc.                                      116,700     1,757,794
M/I Schottenstein Homes, Inc.*                              26,000       487,500
Maytag Corporation                                          16,000       597,000
Monaco Coach Corporation*                                   44,900     1,144,950
NVR, Inc.*                                                  16,000       350,000
O'Sullivan Industries Holdings, Inc.*                        9,500        95,000
Rowe Furniture Corporation                                  72,300       578,400
Salton/Maxim Housewares, Inc.*                              54,600       491,400
Schuler Homes, Inc.*                                         1,900        12,231
Southern Energy Homes, Inc.*                                10,100        80,800
Standard Pacific Corporation                               108,500     1,708,875
TBC Corporation*                                            76,500       731,531
Thor Industries, Inc.                                       13,900       476,944
                                                                       VALUE
                                                           SHARES     (NOTE 1)
Consumer Durables (Cont'd)
Toll Brothers, Inc.*                                        41,600  $  1,112,800
Video Lottery Technologies, Inc.*                           67,200       798,000
                                                                    ------------
                                                                      15,160,873
                                                                    ------------
Consumer Non-Durables 4.67%
Brooke Group Ltd.                                           22,600       194,925
Coca-Cola Enterprises Inc.                                  16,400       583,225
ConAgra, Inc.                                                9,200       301,875
DIMON Incorporated                                          43,900     1,152,375
Farah Inc.*                                                 35,300       196,356
Hartmarx Corporation*                                       50,000       381,250
IBP, Inc.                                                   11,400       238,688
Imperial Holly Corporation                                   3,800        41,325
National Beverage Corporation*                              27,200       270,300
Pilgrims Pride Corporation                                  20,500       319,031
Smithfield Foods, Inc.*                                     49,200     1,623,600
Standard Commercial Corporation*                            66,315     1,098,342
Tarrant Apparel Group*                                      12,600       196,875
Thorn Apple Valley, Inc.*                                   45,800       664,100
Universal Corporation                                       33,800     1,390,025
Whitman Corporation                                          8,700       226,744
                                                                    ------------
                                                                       8,879,036
                                                                    ------------
Consumer Services 2.31%
American Media, Inc.*                                       50,900       394,475
Bowne & Co, Inc.                                            19,700       785,537
Darden Restaurants, Inc.                                    35,900       448,750
Ryan's Family Steak Houses, Inc.*                          151,200     1,294,650
TCBY Enterprises, Inc.                                     193,500     1,463,344
                                                                    ------------
                                                                       4,386,756
                                                                    ------------
Electronic Technology 5.18%
Aviall, Inc.*                                               54,300       811,106
Avnet,Inc.                                                   3,300       217,800
ESCO Electronics Corporation*                               98,400     1,660,500
GENICOM Corporation*                                        59,200       680,800
GenCorp Inc.                                                10,500       262,500
GenRad, Inc.*                                               28,300       854,306
IEC Electronics Corporation*                                24,500       333,813
MTS Systems Corporation                                     24,000       900,000
Microsemi Corporation*                                      43,100       756,944
National Semiconductor Corporation*                         17,500       453,906
Quantum Corporation*                                         7,700       154,481
RMI Titanium Company*                                       31,300       626,000
Reliability Incorporated*                                   12,000       165,000

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE EQUITY FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
Electronic Technology (Cont'd)
Storage Technology Corporation*                              4,100  $    253,944
TSI Incorporated                                            66,900       669,000
United Industrial Corporation                               68,400       743,850
Xicor, Inc.*                                               101,600       304,800
                                                                    ------------
                                                                       9,848,750
                                                                    ------------
Energy Minerals 4.08%
Ashland Inc.                                                 4,100       220,119
Clayton Williams Energy, Inc.*                              35,000       525,000
Comstock Resources, Inc.*                                   40,000       477,500
Crown Central Petroleum Corporation*                        34,300       696,719
Giant Industries, Inc.                                      36,400       691,600
LL&E Royalty Trust                                         104,200       514,487
NGC Corporation                                             26,000       455,000
Plains Resources, Inc.*                                     34,400       591,250
Pride International, Inc.*                                  37,500       946,875
Sabine Royalty Trust                                        48,500       663,844
Sun Company, Inc.                                            4,800       201,900
Tosco Corporation                                           13,500       510,469
TransMontaigne Oil Company*                                 17,700       265,500
Ultramar Diamond Shamrock Corporation                       10,274       327,483
Unocal Corporation                                           6,400       248,400
Zeigler Coal Holding Company                                26,000       424,125
                                                                    ------------
                                                                       7,760,271
                                                                    ------------
Finance 15.50%
Allied Capital Corporation                                  29,736       661,626
AmerUs Life Holdings, Inc.                                  14,994       552,904
Andover Bancorp, Inc.                                       22,600       909,650
Arrow Financial Corporation                                 15,960       534,660
Asset Investors Corporation                                 10,380       218,629
BRE Properties, Inc.                                        21,700       610,313
Bank of New York Company, Inc. (The)                         2,300       132,969
BankAtlantic Bancorp, Inc.                                  49,300       804,206
Bear Stearns Companies Inc. (The)                            8,505       403,988
CV Reit, Inc.                                               26,100       357,244
Capstead Mortgage Corporation                                7,400       147,537
City National Corporation                                    8,500       313,969
Coastal Bancorp, Inc.                                       16,300       568,462
Comdisco, Inc.                                              10,200       341,062
Countrywide Credit Industries, Inc.                          7,600       325,850

                                                                       VALUE
                                                           SHARES     (NOTE 1)
Finance (Cont'd)
Dime Bancorp, Inc.                                          10,400  $    314,600
Dime Financial Corporation                                  26,300       802,150
Doral Financial Corporation                                 28,600       725,725
Dynex Capital, Inc.                                         12,200       162,412
Edwards (A.G.), Inc.                                         7,350       292,162
Evergreen Bancorp, Inc.                                     22,700       564,662
First Colorado Bancorp, Inc.                                11,500       273,125
First Defiance Financial Corporation                        26,700       427,200
First Essex Bancorp, Inc.                                   10,500       244,125
First Northern Capital Corporation                          29,000       406,000
First Security Corporation                                   8,500       355,938
Freddie Mac                                                  6,900       289,369
Fremont General Corporation                                 17,800       974,550
Grubb & Ellis Company*                                      16,000       219,000
HRE Properties                                               9,100       179,156
Hibernia Corporation Class A                                34,500       649,031
Huntington Bancshares Incorporated                           9,570       344,520
IBS Financial Corporation                                   15,300       270,619
Imperial Bancorp*                                           20,400     1,005,975
Imperial Credit Industries, Inc.*                           20,800       426,400
Independent Bank Corporation                                42,800       786,450
Interstate/Johnson Lane, Inc.                               20,300       537,950
Klamath First Bancorp                                       27,200       584,800
Lawyers Title Corporation                                   17,900       562,731
Lehman Brothers Holdings, Inc.                               3,500       178,500
Lexington Corporate Properties, Inc.                        27,300       421,444
Life USA Holding, Inc.*                                     25,700       433,688
MGI Properties, Inc.                                        11,400       273,600
ML Bancorp, Inc.                                             9,100       273,000
Morgan Keegan, Inc.                                         17,400       440,438
National Discount Brokers Group, Inc.*                      10,600       141,112
Old Republic International Corporation                       8,200       304,938
Oriental Financial Group                                     9,250       273,453
Paine Webber Group Inc.                                     12,300       425,119
PonceBank                                                   25,900       488,862
Popular, Inc.                                                6,800       336,600
Presidential Life Corporation                               34,200       692,550
Raymond James Financial, Inc.                               16,500       654,844
Reliance Bancorp, Inc.                                       8,100       296,663
Reliance Group Holdings, Inc.                               40,000       565,000
Republic Bancorp, Inc.                                       5,500       117,562

________________________________________________________ * NON-INCOME PRODUCING.
24

                                                             ECLIPSE EQUITY FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
Finance (Cont'd)
Riggs National Corporation                                  27,800  $    747,125
Royal Bancshares of Pennsylvania                             7,904       185,744
Ryder System, Inc.                                          15,800       517,450
St. Paul Bancorp, Inc.                                      11,700       307,125
San Juan Basin Royalty Trust                                64,600       597,550
Southwest Securities Group, Inc.                            26,620       685,465
Sovereign Bancorp, Inc.                                     39,480       819,210
USF&G Corporation                                           11,800       260,337
WSFS Financial Corporation*                                 36,300       726,000
                                                                    ------------
                                                                      29,445,098
                                                                    ------------
Health Services 3.40%
Bergen Brunswig Corporation Class A                          5,900       248,537
Bindley Western Industries, Inc.                            55,800     1,722,825
Coventry Corporation*                                       16,000       244,000
McKesson Corporation                                         4,500       486,844
NovaCare, Inc.*                                             78,800     1,029,325
Owens & Minor, Inc. Holding Corporation                     75,400     1,093,300
Syncor International Corporation*                          101,000     1,628,625
                                                                    ------------
                                                                       6,453,456
                                                                    ------------
Health Technology 1.16%
Biomet, Inc.                                                13,800       353,625
Fonar Corporation*                                         138,000       405,375
Molecular Dynamics, Inc.*                                   25,000       406,250
OEC Medical Systems, Inc.*                                  52,600     1,048,713
                                                                    ------------
                                                                       2,213,963
                                                                    ------------
Industrial Services 3.01%
Butler International, Inc.*                                 35,400       619,500
EMCOR Group, Inc.*                                          66,900     1,371,450
Global Marine Inc.*                                         21,500       526,750
Hovnanian Enterprises, Inc.*                                16,800       122,850
Morrison Knudson Corporation*                               56,000       546,000
NRG Generating (U.S.) Inc.*                                 17,500       347,812
Robertson-Ceco Corporation*                                 58,400       569,400
Turner Corporation (The)*                                   20,400       538,050
URS Corporation*                                            13,000       202,313
Zapata Corporation                                         129,200       872,100
                                                                    ------------
                                                                       5,716,225
                                                                    ------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)

Non-Energy Minerals 2.70%
Centex Construction Products, Inc.                          21,600  $    650,700
Giant Cement Holding, Inc.*                                 76,200     1,762,125
Lafarge Corporation                                          9,500       280,844
National Steel Corporation*                                 22,000       254,375
Republic Group, Inc.                                        46,310       758,326
Universal Forest Products, Inc.                             54,100       737,113
WHX Corporation*                                            57,400       681,625
                                                                    ------------
                                                                       5,125,108
                                                                    ------------
Process Industries 2.95%
Albemarle Corporation                                       18,200       434,525
Ampal-American Israel Corporation*                          69,900       358,237
Culp, Inc.                                                  26,100       522,000
Delta Woodside Industries, Inc.                            120,500       587,438
Dyersburg Corporation                                       30,500       346,938
Foamex International Inc.*                                  35,000       380,625
Gaylord Container Corporation*                             150,600       865,950
International Specialty Products Inc.*                      37,800       564,637
Spartech Corporation                                       101,500     1,535,187
                                                                    ------------
                                                                       5,595,537
                                                                    ------------
Producer Manufacturing 12.93%
Alpine Group, Inc. (The)*                                   77,300     1,449,375
Ampco-Pittsburgh Corporation                                54,800     1,072,025
Anacomp, Inc.*                                              57,000       890,625
Astec Industries, Inc.*                                     40,100       671,675
Atchison Casting Corporation*                                7,000       113,750
Burlington Industries, Inc.*                                34,800       480,675
Chart Industries, Inc.                                      92,700     2,114,719
Chase Industries, Inc.*                                     32,300       823,650
Coltec Industries Inc.*                                     50,400     1,168,650
Commercial Intertech Corporation                            33,900       703,425
Drew Industries, Inc.*                                      65,200       831,300
Essef Corporation*                                          35,600       569,600
Excel Industries, Inc.                                       2,700        48,769
Fairchild Corporation (The)*                                88,400     2,198,950
FiberMark, Inc.*                                            34,600       743,900
Furniture Brands International, Inc.*                       58,200     1,193,100
Gardner Denver Machinery, Inc.*                             65,550     1,659,234
Genlyte Group Inc. (The)*                                   61,400     1,089,850
Griffon Corporation*                                        57,600       842,400
Interlake Corporation (The)*                                53,200       249,375

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE EQUITY FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
Producer Manufacturing (Cont'd)
International Comfort Products Corporation*                 33,500  $    280,562
Justin Industries, Inc.                                     13,200       179,850
Katy Industries, Inc.                                       26,100       531,788
Lamson & Sessions Co. (The)*                               102,100       593,456
MascoTech, Inc.                                             46,600       856,275
Mestek, Inc.*                                               22,300       418,125
Oshkosh Truck Corporation Class B                            5,000        90,312
Patrick Industries, Inc.                                    20,300       299,425
Powell Industries, Inc.*                                    17,900       272,975
Titan International, Inc.                                   18,300       367,144
TransTechnology Corporation                                  9,600       271,800
U.S. Industries, Inc.                                       10,200       307,275
Westinghouse Air Brake Company                              22,200       568,875
WinsLoew Furniture, Inc.*                                   41,700       604,650
                                                                    ------------
                                                                      24,557,559
                                                                    ------------
Retail Trade 12.90%
American Stores Co.                                         20,000       411,250
Ames Department Stores, Inc.*                               69,700     1,219,750
BJ's Wholesale Club, Inc.*                                   9,800       307,475
Best Buy Co., Inc.*                                         10,000       368,750
Bon-Ton Stores, Inc. (The)*                                 15,000       225,000
Burlington Coat Factory Warehouse Corporation               34,680       570,053
Carson Pirie Scott & Co.*                                   18,800       942,350
Cash America International, Inc.                            14,100       182,419
Cato Corporation Class A                                     2,000        17,750
Central Garden and Pet Company*                              7,100       186,375
Charming Shoppes, Inc.*                                     71,600       335,625
Circuit City Stores-Circuit City Group                       4,900       174,256
Costco Companies, Inc.*                                     18,400       821,100
Creative Computers, Inc.*                                   43,000       427,313
Damark International, Inc. Class A*                         30,700       299,325
Dayton Hudson Corporation                                   11,300       762,750
Egghead, Inc.*                                              30,000       195,000
Filene's Basement Corporation*                             104,000       416,000
Fred Meyer, Inc.*                                           27,800     1,011,225
Fred's, Inc.                                                 7,750       158,875
General Nutrition Incorporated*                             11,100       377,400
Genesco Inc.*                                               23,400       298,350
Genovese Drug Stores, Inc.                                  30,030       514,264

                                                                       VALUE
                                                           SHARES     (NOTE 1)
Retail Trade (Cont'd)
Goody's Family Clothing, Inc.*                              30,300  $    823,781
Great Atlantic & Pacific Tea Company, Inc. (The)             8,100       240,469
Handleman Company*                                         166,100     1,152,319
Homebase, Inc.*                                             16,900       133,087
Intelligent Electronics, Inc.*                              51,200       284,800
J. Baker, Inc.                                              21,600       121,500
Kmart Corporation*                                          19,900       230,094
Kroger Company (The)*                                        6,900       254,869
Lazare Kaplan International Inc.*                           15,800       213,300
Longs Drug Stores Corporation                               20,900       671,412
Marsh Supermarkets, Inc. Class B                               200         2,987
Musicland Stores Corporation*                               86,700       633,994
OfficeMax, Inc.*                                            39,200       558,600
Pier 1 Imports, Inc.                                        48,800     1,104,100
Reebok International Ltd.*                                   5,200       149,825
Ruddick Corporation                                         72,600     1,265,962
Seaway Food Town, Inc.                                       7,500       142,500
Shoe Carnival, Inc.*                                        26,600       216,125
Shopko Stores, Inc.*                                        44,200       961,350
Syms Corporation*                                           21,400       254,125
TJX Companies, Inc. (The)                                   52,600     1,808,125
Tandy Corporation                                            7,300       281,506
Trans World Entertainment Corporation*                     118,000     2,286,250
Value City Department Stores, Inc.*                         54,400       482,800
                                                                    ------------
                                                                      24,496,535
                                                                    ------------
Technology Services 3.25%
Audiovox Corporation*                                      165,800     1,139,875
Bell Microproducts, Inc.*                                   64,200       505,575
CHS Electronics, Inc.*                                      83,500     1,429,938
Ingram Micro, Inc., Class A*                                 8,200       238,825
Merisel, Inc.*                                              50,000       218,750
Tech Data Corporation*                                      35,800     1,391,725
Tele-Communications, Inc. Series A Liberty Media Group*      7,000       253,750
Vanstar Corporation*                                        87,300       987,581
                                                                    ------------
                                                                       6,166,019
                                                                    ------------
Transportation 6.50%
Air Express International Corporation                       40,500     1,235,250
Arkansas Best Corporation*                                  55,200       538,200
Atlantic Coast Airlines, Inc.*                              67,200     2,133,600

________________________________________________________ * NON-INCOME PRODUCING.
26

                                                             ECLIPSE EQUITY FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
Transportation (Cont'd)
Circle International Group, Inc.                            14,200  $    325,712
Consolidated Freightways Corporation*                       44,000       599,500
Hawaiian Airlines, Inc.*                                   144,200       540,750
Illinois Central Corporation                                 5,200       177,125
Kansas City Southern Industries, Inc.                        8,400       266,700
Mesaba Holdings, Inc.*                                      20,300       527,800
Roadway Services, Inc.                                      63,500     1,404,938
Rollins Truck Leasing Corporation                           16,000       286,000
US Airways Group, Inc.*                                     40,300     2,518,750
Yellow Corporation*                                         71,200     1,788,900
                                                                    ------------
                                                                      12,343,225
                                                                    ------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
Utilities 2.34%
Citizens Utilities Company*                                 17,855  $    171,852
Dycom Industries, Inc.*                                     95,000     2,048,438
Edison International                                        11,300       307,219
FirstEnergy Corporation*                                     8,662       251,198
Kaneb Services, Inc.*                                       54,400       282,200
TNP Enterprises, Inc.                                       18,500       615,125
USX-Delhi Group                                             22,700       465,350
Western Resources, Inc.                                      6,900       296,700
                                                                    ------------
                                                                       4,438,082
                                                                    ------------
Total Common Stocks
 (Cost $142,280,875)                                                $187,847,836
                                                                    ------------

                          SHORT-TERM INVESTMENTS 2.18%

                                                           FACE        VALUE
                                                          AMOUNT      (NOTE 1)

Repurchase Agreements 2.18%
State Street Bank and Trust Company, 4.25%, due
 01/02/98 (Collateralized by $4,170,000 U.S. Treasury
 Note, 6.125% due 03/31/98)                              $4,151,232 $  4,151,232
                                                                    ------------
                                                                       VALUE
                                                                      (NOTE 1)
Total Short-Term Investments
 (Cost $4,151,232)                                                  $  4,151,232
                                                                    ------------

--------------------------------------------------------------------------------

Total Investments (101.07%)
 (Cost $146,432,107+)                                               $191,999,068
Liabilities in Excess of Cash
 and Other Assets (-1.07%)                                            (2,034,117)
                                                                    ------------
Net Assets (100.00%) 13,390,434 shares outstanding
 (Note 3)                                                           $189,964,951
                                                                    ------------
                                                                    ------------
Net Asset Value, offering and redemption price per
 share                                                                    $14.19
                                                                    ------------
                                                                    ------------

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $51,834,989 and $6,268,028, respectively.

     See notes to financial statements.

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE FUNDS  STATEMENTS OF OPERATIONS--YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   ULTRA SHORT TERM       BALANCED         GROWTH AND
                                                                     INCOME FUND            FUND          INCOME FUND
                                                                  ------------------  ----------------  ----------------
Investment Income (Loss)
Income:
  Interest                                                          $      315,984    $      2,344,687  $         75,130
  Dividends (a)                                                           --                   802,693           608,518
                                                                        ----------    ----------------  ----------------
    Total Income                                                           315,984           3,147,380           683,648
                                                                        ----------    ----------------  ----------------
Expenses (Note 2):
  Management Fee                                                            19,113             681,825           470,307
  Custodian and related shareholder expenses                                16,591             131,008            53,161
  Legal, compliance and filing fees                                          7,710              28,081            40,757
  Audit and accounting                                                       7,000              13,000             7,000
  Trustees' fees                                                               223               4,047             2,386
  Other                                                                      7,731              12,566             2,288
                                                                        ----------    ----------------  ----------------
    Total expenses before reimbursement                                     58,368             870,527           575,899
  Fees paid indirectly                                                    --                    (1,079)        --
  Expense reimbursement from Advisor                                       (58,368)           (153,387)          (82,079)
                                                                        ----------    ----------------  ----------------
    Net expenses                                                          --                   716,061           493,820
                                                                        ----------    ----------------  ----------------
Net investment income (loss)                                               315,984           2,431,319           189,828
                                                                        ----------    ----------------  ----------------

Realized and Unrealized
  Gain (Loss) on Investments
Net realized gain (loss) on investments                                    (30,742)         10,408,969           456,275
Change in unrealized appreciation of investments                             4,876           5,041,636        10,537,440
                                                                        ----------    ----------------  ----------------
  Net gain (loss) on investments                                           (25,866)         15,450,605        10,993,715
                                                                        ----------    ----------------  ----------------
Increase in net assets from operations                              $      290,118    $     17,881,924  $     11,183,543
                                                                        ----------    ----------------  ----------------
                                                                        ----------    ----------------  ----------------

                                                                       EQUITY
                                                                        FUND
                                                                  ----------------
Investment Income (Loss)
Income:
  Interest                                                        $        153,310
  Dividends (a)                                                          1,664,229
                                                                  ----------------
    Total Income                                                         1,817,539
                                                                  ----------------
Expenses (Note 2):
  Management Fee                                                         1,781,313
  Custodian and related shareholder expenses                               133,722
  Legal, compliance and filing fees                                         68,720
  Audit and accounting                                                      20,000
  Trustees' fees                                                             8,344
  Other                                                                     12,268
                                                                  ----------------
    Total expenses before reimbursement                                  2,024,367
  Fees paid indirectly                                                      (1,408)
  Expense reimbursement from Advisor                                     --
                                                                  ----------------
    Net expenses                                                         2,022,959
                                                                  ----------------
Net investment income (loss)                                              (205,420)
                                                                  ----------------
Realized and Unrealized
  Gain (Loss) on Investments
Net realized gain (loss) on investments                                 39,214,295
Change in unrealized appreciation of investments                        10,587,723
                                                                  ----------------
  Net gain (loss) on investments                                        49,802,018
                                                                  ----------------
Increase in net assets from operations                            $     49,596,598
                                                                  ----------------
                                                                  ----------------

(a) Dividends recorded net of foreign withholding taxes of $0, $2,639, $654 and $6,465, respectively.

See notes to financial statements.

________________________________________________________________________________
28

                              STATEMENTS OF CHANGES IN NET ASSETS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

                                                                                ULTRA SHORT TERM INCOME FUND      BALANCED FUND
                                                                              --------------------------------  -----------------
                                                                                YEAR ENDED       YEAR ENDED
                                                                               DECEMBER 31,     DECEMBER 31,       YEAR ENDED
                                                                                   1997             1996        DECEMBER 31, 1997
                                                                              ---------------  ---------------  -----------------
Increase (Decrease) in Net Assets
Operations:
  Net investment income                                                       $       315,984  $       310,550  $       2,431,319
  Net realized gain (loss) on investments                                             (30,742)         (36,917)        10,408,969
  Change in unrealized appreciation (depreciation) of investments                       4,876          (25,313)         5,041,636
                                                                              ---------------  ---------------  -----------------
  Increase in net assets from operations                                              290,118          248,320         17,881,924
                                                                              ---------------  ---------------  -----------------
Distributions to shareholders from:
  Net investment income                                                              (316,187)        (314,948)        (2,431,857)
  Net realized gains on investments                                                 --               --               (10,409,079)
                                                                              ---------------  ---------------  -----------------
    Total distributions to shareholders                                              (316,187)        (314,948)       (12,840,936)
                                                                              ---------------  ---------------  -----------------
Transactions in shares of beneficial interest (Note 3)                                958,752          (83,335)        (4,620,083)
                                                                              ---------------  ---------------  -----------------
    Total increase (decrease)                                                         932,683         (149,963)           420,905
Net Assets:
  Beginning of year                                                                 4,460,521        4,610,484         83,825,161
                                                                              ---------------  ---------------  -----------------
  End of year (including undistributed net investment income of $0, $173, $0
    and $278, respectively)                                                   $     5,393,204  $     4,460,521  $      84,246,066
                                                                              ---------------  ---------------  -----------------
                                                                              ---------------  ---------------  -----------------


                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                                    1996
                                                                              ----------------
Increase (Decrease) in Net Assets
Operations:
  Net investment income                                                       $      2,991,119
  Net realized gain (loss) on investments                                            5,295,291
  Change in unrealized appreciation (depreciation) of investments                    1,655,120
                                                                              ----------------
  Increase in net assets from operations                                             9,941,530
                                                                              ----------------
Distributions to shareholders from:
  Net investment income                                                             (2,991,194)
  Net realized gains on investments                                                 (5,295,439)
                                                                              ----------------
    Total distributions to shareholders                                             (8,286,633)
                                                                              ----------------
Transactions in shares of beneficial interest (Note 3)                              (3,751,938)
                                                                              ----------------
    Total increase (decrease)                                                       (2,097,041)
Net Assets:
  Beginning of year                                                                 85,922,202
                                                                              ----------------
  End of year (including undistributed net investment income of $0, $173, $0
    and $278, respectively)                                                   $     83,825,161
                                                                              ----------------
                                                                              ----------------

See notes to financial statements.

________________________________________________________________________________

ECLIPSE FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              GROWTH AND INCOME FUND
                                                                       ------------------------------------     EQUITY FUND
                                                                                              YEAR ENDED     ------------------
                                                                           YEAR ENDED        DECEMBER 31,        YEAR ENDED
                                                                       DECEMBER 31, 1997         1996        DECEMBER 31, 1997
                                                                       ------------------  ----------------  ------------------
Increase (Decrease) in Net Assets
Operations:
  Net investment income (loss)                                         $          189,828  $        141,967  $         (205,420)
  Net realized gain on investments                                                456,275           879,420          39,214,295
  Change in unrealized appreciation of investments                             10,537,440           742,727          10,587,723
                                                                       ------------------  ----------------  ------------------
  Increase in net assets from operations                                       11,183,543         1,764,114          49,596,598
                                                                       ------------------  ----------------  ------------------
Distributions to shareholders from:
  Net investment income                                                          (190,015)         (147,097)         --
  Net realized gains on investments                                              (456,282)         (879,204)        (39,161,849)
                                                                       ------------------  ----------------  ------------------
    Total distributions to shareholders                                          (646,297)       (1,026,301)        (39,161,849)
                                                                       ------------------  ----------------  ------------------
Transactions in shares of beneficial interest (Note 3)                         89,177,271         1,038,837           8,783,459
                                                                       ------------------  ----------------  ------------------
    Total increase (decrease)                                                  99,714,517         1,776,650          19,218,208
Net Assets:
  Beginning of year                                                             9,737,090         7,960,440         170,746,743
                                                                       ------------------  ----------------  ------------------
  End of year (including undistributed net investment income of $10,
    $147, $0 and $7,178, respectively)                                 $      109,451,607  $      9,737,090  $      189,964,951
                                                                       ------------------  ----------------  ------------------
                                                                       ------------------  ----------------  ------------------


                                                                           YEAR ENDED
                                                                       DECEMBER 31, 1996
                                                                       ------------------
Increase (Decrease) in Net Assets
Operations:
  Net investment income (loss)                                         $        1,336,261
  Net realized gain on investments                                             38,831,528
  Change in unrealized appreciation of investments                              3,677,561
                                                                       ------------------
  Increase in net assets from operations                                       43,845,350
                                                                       ------------------
Distributions to shareholders from:
  Net investment income                                                        (1,333,568)
  Net realized gains on investments                                           (38,672,513)
                                                                       ------------------
    Total distributions to shareholders                                       (40,006,081)
                                                                       ------------------
Transactions in shares of beneficial interest (Note 3)                         (7,797,705)
                                                                       ------------------
    Total increase (decrease)                                                  (3,958,436)
Net Assets:
  Beginning of year                                                           174,705,179
                                                                       ------------------
  End of year (including undistributed net investment income of $10,
    $147, $0 and $7,178, respectively)                                 $      170,746,743
                                                                       ------------------
                                                                       ------------------

See notes to financial statements.

________________________________________________________________________________
30

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Eclipse Funds (the "Funds"), formerly Eclipse Financial Asset Trust, a Massachusetts business trust registered under the Investment Company Act of 1940, is a no-load, diversified, open-end management investment company. There are currently four investment portfolios, the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund. The investment objective of the Ultra Short Term Income Fund is to seek a high total return consisting of current income, preservation of capital, and a relatively stable net asset value. The Balanced Fund seeks a high total return from a combination of equity and fixed-income investments. The Growth and Income Fund seeks a high total return consisting of both current income and realized and unrealized capital gains from equity securities and equity-related securities. The investment objective of the Equity Fund is to seek a high total return from equity investments. The financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

  a) Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in such a manner as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

  b) Federal Income Taxes

    It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.
  c) Dividends and Distributions to Shareholders

    Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income will be declared and paid quarterly for the Ultra Short Term Income Fund and the Balanced Fund, and annually for the Growth and Income Fund and the Equity Fund. Distributions from net realized gains and income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales.

  d) Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  e) General

    Securities transactions are recorded on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. It is the Funds' policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Management Contract, the Funds pay a management fee to Towneley Capital Management, Inc. (Manager) equal to an annual rate of the average daily net assets of .40%, .80%, .90% and 1.00% for the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund, respectively. For the year ended December 31, 1997, the Manager voluntarily waived fees for the Ultra Short Term Income Fund, the Balanced Fund and the Growth and Income Fund of $19,113, $153,387 and $82,079, respectively. In

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
addition, the Manager reimbursed expenses of $39,255 for the Ultra Short Term Income Fund.

Fees are paid to Trustees who are unaffiliated with the Manager on the basis of $2,000 per annum plus $750 per meeting attended.

Included in the statement of operations under the caption "Custodian and related shareholder expenses" are custodian fee offsets of $1,079 and $1,408 for the Balanced Fund and the Equity Fund, respectively.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At December 31, 1997, the Funds had an unlimited authorized number of shares of beneficial interest ($.01 par value). Capital paid in amounted to $5,472,001, $70,840,216, $97,330,697 and
$144,384,771 for the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund. The Ultra Short Term Income Fund underwent a one for five share split on June 14, 1996. Transactions were as follows:

                                                                       ULTRA SHORT TERM INCOME FUND
                                                          ------------------------------------------------------

                                                                  YEAR ENDED                  YEAR ENDED
                                                              DECEMBER 31, 1997           DECEMBER 31, 1996
                                                          --------------------------  --------------------------

                                                            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                         207,569    $ 2,108,857       388,853   $ 1,211,511
Issued on reinvestment of dividends                           29,419        295,699        49,121       314,637
Redeemed                                                    (142,566)    (1,445,804)     (387,823)   (1,609,483)
Reduction in shares due to reverse share split                --            --         (1,867,810)      --
                                                          -----------  -------------  -----------  -------------
Net increase (decrease)                                       94,422    $   958,752    (1,817,659)  $   (83,335)
                                                          -----------  -------------  -----------  -------------
                                                          -----------  -------------  -----------  -------------
----------------------------------------------------------------------------------------------------------------

                                                                              BALANCED FUND
                                                          ------------------------------------------------------

                                                                  YEAR ENDED                  YEAR ENDED
                                                              DECEMBER 31, 1997           DECEMBER 31, 1996
                                                          --------------------------  --------------------------

                                                            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                          449,370  $  10,340,424      579,937  $  12,210,767
Issued on reinvestment of dividends                           580,641     12,701,623      390,889      8,225,985
Redeemed                                                   (1,217,823)   (27,662,130)  (1,153,469)   (24,188,690)
                                                          -----------  -------------  -----------  -------------
Net decrease                                                 (187,812) $  (4,620,083)    (182,643) $  (3,751,938)
                                                          -----------  -------------  -----------  -------------
                                                          -----------  -------------  -----------  -------------
----------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
32

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

                                                                          GROWTH AND INCOME FUND
                                                          ------------------------------------------------------

                                                                  YEAR ENDED                  YEAR ENDED
                                                              DECEMBER 31, 1997           DECEMBER 31, 1996
                                                          --------------------------  --------------------------

                                                            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                        5,817,969   $95,493,541       52,143    $   691,069
Issued on reinvestment of dividends                            37,400       641,036       71,032        958,216
Redeemed                                                     (415,771)   (6,957,306)     (47,879)      (610,448)
                                                          -----------  -------------  -----------  -------------
Net increase                                                5,439,598   $89,177,271       75,296    $ 1,038,837
                                                          -----------  -------------  -----------  -------------
                                                          -----------  -------------  -----------  -------------
----------------------------------------------------------------------------------------------------------------

                                                                               EQUITY FUND
                                                          ------------------------------------------------------

                                                                  YEAR ENDED                  YEAR ENDED
                                                              DECEMBER 31, 1997           DECEMBER 31, 1996
                                                          --------------------------  --------------------------

                                                            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                        1,515,115  $  24,622,974      515,755  $   7,634,352
Issued on reinvestment of dividends                         2,802,771     38,675,310    2,963,304     39,737,905
Redeemed                                                   (3,598,851)   (54,514,825)  (3,688,581)   (55,169,962)
                                                          -----------  -------------  -----------  -------------
Net increase (decrease)                                       719,035  $   8,783,459     (209,522) $  (7,797,705)
                                                          -----------  -------------  -----------  -------------
                                                          -----------  -------------  -----------  -------------
----------------------------------------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $2,421,404 and $1,500,000 for the Ultra Short Term Income Fund, $34,095,398 and $49,085,759 for the Balanced Fund, $113,133,045 and $25,343,645 for the Growth and Income Fund and $96,622,391 and $125,945,438 for the Equity Fund. At December 31, 1997, accumulated undistributed realized gains amounted to $13,219 for the Equity Fund. Accumulated realized losses at December 31, 1997, amounted to $67,659 for the Ultra Short Term Income Fund. Such losses represent tax basis capital losses which may be carried forward to offset future capital gains and expire December 31, 2005.

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. SELECTED FINANCIAL INFORMATION

----------------------------------------------------------------------------------------------------------
ULTRA SHORT TERM INCOME FUND

                                                                                            DECEMBER 27,
                                                      FOR THE      FOR THE      FOR THE         1994
                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   (INCEPTION) TO
                                                     DECEMBER     DECEMBER     DECEMBER     DECEMBER 31,
                                                     31, 1997     31, 1996     31, 1995         1994
----------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the period (a)
Net asset value, beginning of period                 $   10.03    $   10.20    $   10.00      $   10.00
                                                    -----------  -----------  -----------  ---------------
Income from investment operations:
Net investment income                                     0.64         0.71         0.57         --
Net realized and unrealized gains (losses) on
 investments                                             (0.03)       (0.16)        0.20         --
                                                    -----------  -----------  -----------  ---------------
    Total from investment operations                      0.61         0.55         0.77         --
                                                    -----------  -----------  -----------  ---------------
Less distributions:
Dividends from net investment income                     (0.64)       (0.72)       (0.57)        --
                                                    -----------  -----------  -----------  ---------------
    Total distributions                                  (0.64)       (0.72)       (0.57)        --
                                                    -----------  -----------  -----------  ---------------
Net asset value, end of period                       $   10.00    $   10.03    $   10.20      $   10.00
                                                    -----------  -----------  -----------  ---------------
                                                    -----------  -----------  -----------  ---------------
Total return                                              6.21%        5.48%        7.83%          0.00%
Ratios/Supplemental data
Net assets, end of period (000)                      $   5,393    $   4,461    $   4,610      $     621
Ratios to average net assets:
  Expenses                                                0.00%+#       0.00%+#       0.22%+#         0.50%*+
  Net investment income                                   6.61%+       6.76%+       6.92%+         0.65%*+
Portfolio turnover rate                                  45.10%       46.82%       39.26%          0.00%

-----------------

        *  Annualized
        +  Net of management fee waived equivalent to 0.4%, 0.4%, 0.4% and 0.4% of average net assets plus expenses reimbursed equivalent to 0.82%, 0.80%, 1.27% and 21.54% of average net assets, respectively.
        #  Includes custodian fees paid indirectly which amounted to 0.00% and to less than 0.01% and 0.04% of average net assets, respectively.
      (a)  Per share amounts for periods ended prior to December 31, 1996 have been restated to reflect a 1 for 5 reverse share split effective June 14, 1996.

--------------------------------------------------------------------------------

________________________________________________________________________________
34

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
BALANCED FUND

                                                        FOR THE YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------
                                               1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the year
Net asset value, beginning of year           $   21.00  $   20.59  $   17.76  $   18.63  $   17.37
                                             ---------  ---------  ---------  ---------  ---------
Income from investment operations:
Net investment income                             0.66       0.78       0.64       0.56       0.62
Net realized and unrealized gains (losses)
 on investments                                   4.14       1.85       3.39      (0.56)      2.32
                                             ---------  ---------  ---------  ---------  ---------
    Total from investment operations              4.80       2.63       4.03       0.00       2.94
                                             ---------  ---------  ---------  ---------  ---------
Less distributions:
Dividends from net investment income             (0.66)     (0.78)     (0.64)     (0.56)     (0.64)
Distributions from net realized gains            (2.99)     (1.44)     (0.56)     (0.31)     (1.04)
                                             ---------  ---------  ---------  ---------  ---------
    Total distributions                          (3.65)     (2.22)     (1.20)     (0.87)     (1.68)
                                             ---------  ---------  ---------  ---------  ---------
Net asset value, end of year                 $   22.15  $   21.00  $   20.59  $   17.76  $   18.63
                                             ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------
Total return                                     23.40%     12.91%     22.99%      0.01%     17.06%
Ratios/Supplemental data
Net assets, end of year (000)                $  84,246  $  83,825  $  85,922  $  27,703  $  21,690
Ratios to average net assets:
  Expenses                                        0.84%+#      0.80%+      0.81%+#      0.80%+      0.69%+
  Net investment income                           2.85%+      3.56%+      3.62%+      3.10%+      3.42%+
Portfolio turnover rate                          46.66%     71.51%     74.72%     94.38%     65.05%
Average commission rate paid                 $  0.0466  $  0.0476     (a)        (a)        (a)

-----------------

        +  Net of management fee waived equivalent to 0.2%, 0.2%, 0.3%, 0.4% and 0.5% of average net assets.
        #  Includes custody fees paid indirectly which amount to less than 0.01% of average net assets.
      (a)  Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND

                                                                                           DECEMBER 27,
                                                     FOR THE      FOR THE      FOR THE         1994
                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   (INCEPTION) TO
                                                    DECEMBER     DECEMBER     DECEMBER     DECEMBER 31,
                                                    31, 1997     31, 1996     31, 1995         1994
---------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the period
Net asset value, beginning of period               $     13.49   $   12.31    $   10.00    $   10.00
                                                   -----------  -----------  -----------  ---------------
Income from investment operations:
Net investment income                                     0.03        0.22         0.11         --
Net realized and unrealized gains on investments          4.34        2.54         2.57         --
                                                   -----------  -----------  -----------  ---------------
    Total from investment operations                      4.37        2.76         2.68         --
                                                   -----------  -----------  -----------  ---------------
Less distributions:
Dividends from net investment income                     (0.03)      (0.23)       (0.11)        --
Distributions from net realized gains                    (0.07)      (1.35)       (0.26)        --
                                                   -----------  -----------  -----------  ---------------
    Total distributions                                  (0.10)      (1.58)       (0.37)        --
                                                   -----------  -----------  -----------  ---------------
Net asset value, end of period                     $     17.76   $   13.49    $   12.31    $   10.00
                                                   -----------  -----------  -----------  ---------------
                                                   -----------  -----------  -----------  ---------------
Total return                                             32.46%      22.40%       26.82%        0.00 %
Ratios/Supplemental data
Net assets, end of period (000)                    $   109,452  $    9,737   $    7,960   $      315
Ratios to average net assets:
  Expenses                                                0.94%+       0.90%+       1.00%+#       1.20     %*+
  Net investment income                                   0.36%+       1.66%+       1.57%+      (0.06     )%*+
Portfolio turnover rate                                  51.66%     102.24%       63.16%        0.00     %
Average commission rate paid                       $    0.0451  $   0.0454       (a)         (a)

-----------------

        *  Annualized
        +  Net of management fee waived equivalent to 0.2%, 0.7%, 0.9% and 0.9% of average net assets plus expenses reimbursed equivalent to 0.00%, 0.00%, 0.05% and 43.15% of average net assets, respectively.
        #  Includes custodian fees paid indirectly which amounted to 0.10% of average net assets.
      (a)  Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------

________________________________________________________________________________
36

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
EQUITY FUND

                                                           FOR THE YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------
                                              1997         1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------
Per share operating performance for a
 share outstanding throughout the year
Net asset value, beginning of year         $     13.47  $     13.56  $     11.82  $     13.35  $     13.20
                                           -----------  -----------  -----------  -----------  -----------
Income from investment operations:
Net investment income (loss)                     (0.02)        0.14         0.07         0.03         0.08
Net realized and unrealized gains
 (losses) on investments                          4.40         3.89         2.26        (0.66)        2.17
                                           -----------  -----------  -----------  -----------  -----------
    Total from investment operations              4.38         4.03         2.33        (0.63)        2.25
                                           -----------  -----------  -----------  -----------  -----------
Less distributions:
Dividends from net investment income           --             (0.14)       (0.07)       (0.03)       (0.08)
Distributions from net realized gains            (3.66)       (3.98)       (0.52)       (0.87)       (2.02)
                                           -----------  -----------  -----------  -----------  -----------
    Total distributions                          (3.66)       (4.12)       (0.59)       (0.90)       (2.10)
                                           -----------  -----------  -----------  -----------  -----------
Net asset value, end of year               $     14.19  $     13.47  $     13.56  $     11.82  $     13.35
                                           -----------  -----------  -----------  -----------  -----------
                                           -----------  -----------  -----------  -----------  -----------
Total return                                     33.30%       29.87%       19.69%       (4.74)%       17.02%
Ratios/Supplemental data
Net assets, end of year (000)              $   189,965  $   170,747  $   174,705  $   195,107  $   197,106
Ratios to average net assets:
  Expenses                                        1.14%#        1.15%#        1.14%#        1.12%        1.12%
  Net investment income                          (0.12)%        0.81%        0.45%        0.21%        0.55%
Portfolio turnover rate                          55.47%       82.05%       74.40%       92.20%      101.09%
Average commission rate paid               $    0.0418  $    0.0431      (a)          (a)          (a)

-----------------

        #  Includes custody fees paid indirectly which amounted to less than 0.01% of average net assets for each period indicated.
      (a)  Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------

________________________________________________________________________________

 INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Eclipse Funds:

We have audited the accompanying statements of net assets of the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund, and the Equity Fund series of Eclipse Funds, as of December 31, 1997, and the related statements of operations, changes in net assets and selected financial information for the periods indicated in the accompanying financial statements. These financial statements and selected financial information are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund, and the Equity Fund series of Eclipse Funds as of December 31, 1997, the results of their operations, the changes in their net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

       [/S/ MCGLADREY & PULLEN, LLP]
New York, New York
January 30, 1998

________________________________________________________________________________
38

 ECLIPSE FUNDS TRUSTEES AND OFFICERS

Wesley G. McCain    Trustee, Chairman and President

                    Trustee, Secretary, Executive Vice
Sigrid A. Hess       President

John Novogrod       Trustee

John C. Van Eck     Trustee

Yung Wong           Trustee

Anthony W. Polis    Vice President, Treasurer

Sylvia McCormick    Vice President

Patrick J. Farrell  Assistant Treasurer

Antoinette B.
 Cirillo            Assistant Treasurer

A. Thomas Smith
 III                Assistant Secretary

Sara L. Badler      Assistant Secretary

________________________________________________________________________________

 TOWNELEY CAPITAL MANAGEMENT, INC.

Towneley Capital Management, Inc. is the Manager of the Eclipse Funds.

Established in 1971, Towneley is a registered investment advisor serving individual and institutional clients. As of December 31, 1997 total assets under management were over one billion dollars.

The firm's four lines of business are the investment management of the Eclipse Funds, of separate accounts, of portfolios of no-load mutual funds customized to meet clients' financial planning objectives, and of several hedge funds.

Towneley Capital Management is organized for efficient investment decision making and administration with electronically linked offices in New York City, Laguna Hills, California, and Peachtree City, Georgia.

Hallmarks of each of Towneley Capital Management's investment services are integration of risk management with pursuit of investment return, dedication to clients' investment goals, application of fundamentally sound quantitative strategies and extension of institutional investment expertise to individuals and groups through low cost approaches.

Towneley Capital Management's founder and chairman, Wesley G. McCain directs the investment process, in collaboration with a staff of 25 professional and administrative personnel. Dr. McCain, who holds a doctoral degree from Stanford University and master's degrees from Columbia and Stanford, was formerly on the faculty of the Graduate School of Business of Columbia University. The co-manager of the Ultra Short Term Income Fund and the Balanced Fund is Joan Sabella, who has been with Towneley since 1978. She holds a BBA from Baruch College, and is a Certified Financial Planner. The co-manager, with Dr. McCain, of the Growth and Income and Equity Funds is Kathy O'Connor. She holds a BBA from Southeastern Massachusetts State College, an MBA from Babson College, and is a Certified Financial Analyst. She joined Towneley in 1987.

________________________________________________________________________________
40

 GLOSSARY

Asset/Value Stocks are defined as companies which are cheap to their economic book value or adjusted net worth. These companies typically have low price to stated book value ratios, low price to earnings ratios, high dividends, and low price to sales ratios.

Current Yield is the annual interest paid by a bond, divided by its current market value.

Duration is a measure of the expected life of all fixed income securities in a fund. It is market value weighted and incorporates each bond's yield, coupon interest payments, final maturity and call feature into one measure. In general, the lower the coupon rate of interest, the longer the duration, and the higher the coupon, the shorter the duration. Duration is used as a proxy for the sensitivity of prices to changes in interest rates. The shorter the duration, the less sensitive the price is to interest rate changes.

Growth/Value Stocks are defined as companies which have experienced a high level of profitability from a combination of high margins and/or asset turns. They generally have good working capital and debt management, and typically have low price to sales ratios, high price earnings ratios, nominal dividends, and high historical earnings or revenue growth.

Large Capitalization is defined by Eclipse by ranking all publicly traded companies in our universe based on market capitalization. We then divide that universe into ten groups, each with an equal number of companies. The 10% with the highest market capitalization are considered large. The next 10-20% are mid-size and the balance of the universe we consider small companies. As the stock market and the economic environment change, companies once considered large may become mid-size or small and vice versa.

Lipper Balanced Fund Index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain distributions and income dividends. Source: Lipper Analytical Services

Lipper Growth & Income Fund Index tracks the performance of the 30 largest growth and income funds, adjusted for the reinvestment of capital gains distributions and income dividends. These growth and income funds combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Source: Lipper Analytical Services

Lipper Small Cap Index tracks the performance of the 30 largest small company growth funds, adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Analytical Services

Lipper Ultra Short Obligations Funds Average is an average of funds which invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source: Lipper Analytical Services

Market Capitalization refers to the market value of all of a company's shares of common stock outstanding. If a company has five million shares of common stock selling at $50 a share, its market capitalization is $250 million dollars.

Merrill Lynch Corporate & Government 1-9.99 Year Bond Index is a market capitalization weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Source: Merrill Lynch

Risk, in the sense of market risk, refers to the possibility that an asset might lose value or not gain value because of price fluctuations. There are virtually riskless investments, such as Treasury bills and low-risk investments like short-term high quality bonds. Medium- and high-risk investments include stocks, bonds, options, etc. A fundamental principle of finance is that investors make riskier investments because they expect higher returns over time.

Russell 2000 Index tracks the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 includes the largest 3,000 United States companies as determined by market capitalization. The index represents 98% of the U.S. equity market. Source: Frank Russell Company

S&P 500 Composite Stock Price Index is a market value weighted benchmark of common stock performance. The S&P Composite Index includes 500 stocks in 87 industries and represents over 70% of the total U.S. equity market. Source:
Standard & Poor's Securities.

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S&P Small Capitalization 600 Index is a market value weighted benchmark of 600 smaller capitalization common stocks. Source: Standard & Poor's Securities.

Small Capitalization (see Large Capitalization)

Standard Deviation is a statistical measure, often used to evaluate market risk. Standard deviation compares the volatility or variation of all the individual returns to the average return of an investment over a time period. The bigger the price fluctuations, the higher the variation and the riskier the return.

Weighted Average Maturity is the remaining life of all the bonds in a portfolio adjusted for the size of each holding. If you held 60% of your investment in Bond A, which matured in 4 years, and 40% in Bond B, maturing in 2 years, your average weighted maturity would be 3.2 years (60% of 4 plus 40% of 2).

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MANAGER

Towneley Capital Management, Inc.
144 East 30th Street
New York, New York 10016
www.towneley.com


SHAREHOLDER
SERVICING AGENT

Eclipse Financial Services, Inc.
P.O. Box 2196
Peachtree City, GA 30269
Telephone: 800.872.2710
In Georgia: 770.631.0414


CUSTODIAN, TRANSFER AGENT &
DIVIDEND DISBURSING AGENT

Investors Fiduciary Trust Company
1004 Baltimore Avenue
Kansas City, Missouri 64105


[LOGO]


WEBSITE

Visit our website at www.eclipsefund.com

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This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceeded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information.